UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Acusphere, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 28, 2006

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Acusphere, Inc. (the “Company”) to be held at 9:00 a.m., local time, on Thursday, June 8, 2006, at the offices of Goodwin Procter LLP, 25th Floor, 53 State Street, Exchange Place, Boston, Massachusetts 02109.

At this annual meeting, you will be asked to elect two Class III directors, each to serve for a three-year term, and ratify our independent registered public accounting firm. The Board of Directors unanimously recommends that you vote FOR these proposals.

Details regarding the matters to be acted upon at this meeting appear in the accompanying Proxy Statement. Please give this material your careful attention.

If you are a stockholder of record, please vote by completing, signing and dating the accompanying proxy card and returning it in the enclosed postage-prepaid envelope, whether or not you plan to attend the meeting. It is important that your shares be voted whether or not you attend the meeting in person. If you attend the meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

Very truly yours,

Sherri C. Oberg
President and Chief Executive Officer

ACUSPHERE, INC.
500 Arsenal Street
Watertown, MA 02472
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 8, 2006

To the Stockholders of Acusphere, Inc.:

The Annual Meeting of Stockholders of Acusphere, Inc., a Delaware corporation (the “Company”), will be held on Thursday, June 8, 2006, at 9:00 a.m., local time, at the offices of Goodwin Procter LLP, 25th Floor, 53 State Street, Exchange Place, Boston, Massachusetts 02109, for the following purposes:

1.     To elect two Class III directors to the Company’s Board of Directors, each to serve for a term of three years or until his successor is elected and qualified;

2.     To ratify the appointment of the accounting firm of Deloitte & Touche LLP as our independent registered public accounting firm for the current year; and

3.     To transact such other business as may properly come before the meeting and any adjournments or postponements thereof.

Only stockholders of record at the close of business on April 26, 2006 are entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to vote by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, whether or not you plan to attend the meeting. If you attend the meeting, you may vote in person even if you have previously returned your proxy card.

By Order of the Board of Directors,

John F. Thero
Chief Financial Officer, Senior Vice President,
Finance and Administration,
Treasurer and Secretary

Watertown, MA
April 28, 2006

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

ACUSPHERE, INC.
500 Arsenal Street
Watertown, MA 02472
PROXY STATEMENT
For the Annual Meeting of Stockholders
To Be Held on June 8, 2006

April 28, 2006

Proxies in the form enclosed with this Proxy Statement are solicited by the Board of Directors of Acusphere, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders to be held on Thursday, June 8, 2006, at 9:00 a.m., local time, at the offices of Goodwin Procter LLP, 25th Floor, 53 State Street, Exchange Place, Boston, Massachusetts 02109, or at any adjournments or postponements thereof (the “Meeting”). An Annual Report, containing financial statements for the fiscal year ended December 31, 2005, is being mailed together with this Proxy Statement to all stockholders entitled to vote at the Meeting. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April 28, 2006.

The purpose of the Meeting is to elect two Class III directors, and ratify the appointment of the Company’s independent registered public accounting firm. Only common stockholders of record at the close of business on April 26, 2006 (the “Record Date”) will be entitled to receive notice of and to vote at the Meeting. As of that date, 28,780,345 shares of common stock, $.01 par value per share, of the Company (the “Common Stock”) were issued and outstanding. The holders of Common Stock are entitled to one vote per share on any proposal presented at the Meeting. You may vote by completing, signing and dating the accompanying proxy card and returning it in the postage-prepaid envelope enclosed for that purpose, whether or not you plan to attend the meeting. If you attend the meeting, you may vote in person even if you have previously returned your proxy card. Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (1) filing with the Secretary of the Company, before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the proxy, (2) duly completing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Meeting, or (3) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Acusphere, Inc., 500 Arsenal Street, Watertown, Massachusetts 02472, Attention: Secretary, at or before the taking of the vote at the Meeting.

The representation in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from any nominee, abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum for the Meeting. A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, with respect to such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

For Proposal 1, the election of Class III directors, the nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to vote at the Meeting shall be elected as Class III directors. For Proposal 2, the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current year, an affirmative vote of a majority of the shares present, in person or represented by proxy, and voting on such matter is required for approval. An automated system administered by the Company’s transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately. Abstentions are included in the number of shares present or represented and voting on each matter. Broker “non-votes” are not considered voted for the particular matter and have the effect of reducing the number of affirmative votes required to achieve a majority for such matter by reducing the total number of shares from which the majority is calculated.

The persons named as attorneys-in-fact in the proxies, Sherri C. Oberg and John F. Thero, were selected by the Board of Directors and are officers of the Company. All properly executed proxies returned in time to be counted at the Meeting will be voted by such persons at the Meeting. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specifications. If no such specifications are indicated, such proxies will be voted FOR the election of the nominees to the Board of Directors and FOR ratification of the appointment of the independent registered public accounting firm.

Aside from the election of directors and ratification of the appointment of the independent registered public accounting firm, the Board of Directors knows of no other matters to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote properly may be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

PROPOSAL 1

ELECTION OF DIRECTORS

Nominees

The Company’s Board of Directors currently consists of six members. The Company’s By-laws divide the Board of Directors into three classes. One class is elected each year for a term of three years. The Board of Directors, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated and recommended that Dr. Baldino and Mr. Greenacre each be elected to the Board of Directors as a Class III director, to hold office until the Annual Meeting of Stockholders to be held in the year 2009 and until his successor has been duly elected and qualified or until his earlier death, resignation or removal. Dr. Baldino and Mr. Greenacre are currently Class III directors whose terms expire at the Meeting and are nominees for re-election as directors of the Company. The Board of Directors is also composed of two Class I directors (Sandra Fenwick and Sherri C. Oberg), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2007, and two Class II directors (Garen Bohlin and Derek Lemke-von Ammon), whose terms expire upon the election and qualification of directors at the Annual Meeting of Stockholders to be held in 2008. Dr. Baldino serves as the Presiding Director of the Board of Directors.

The Board of Directors knows of no reason why the nominees would be unable or unwilling to serve, but if the nominees should for any reason be unable or unwilling to serve, the proxies will be voted for the election of such other person for the office of director as the Board of Directors may recommend in the place of such nominees. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the nominees named below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE NOMINEES LISTED BELOW.

The following table sets forth the nominees to be elected at the Meeting and the continuing directors, and the year such nominee or director was first elected a director, the positions currently held by the nominee and each director with the Company, the year the nominees’ and each other director’s current term will expire and the current class of director of the nominees and each other director:

Nominee’s or Director’s Name and Year First Became a Director	Position(s) with the Company	Year Current Term Will Expire	Current Class of Director
Nominees for Class III Directors:
Frank Baldino, Jr.	Director and Presiding	2006	III
2001	Director
Martyn Greenacre	Director	2006	III
2001
Continuing Directors:
Sherri C. Oberg	President, Chief	2007	I
1993	Executive Officer and
	Director
Sandra Fenwick	Director	2007	I
2004
Derek Lemke-von Ammon	Director	2008	II
2002
Garen Bohlin	Director	2008	II
2005

OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the director nominees to be elected at the Meeting, the directors and the executive officers of the Company, their ages, and the positions currently held by each such person with the Company immediately prior to the Meeting.

Name	Age	Position
Sherri C. Oberg	46	President, Chief Executive Officer and Director
Howard Bernstein, M.D., Ph.D.	49	Senior Vice President, Research and Development
Michael R. Slater	59	Senior Vice President, Operations
John F. Thero	45	Senior Vice President, Finance and Administration,
		Chief Financial Officer, Treasurer and Secretary
Richard Walovitch	51	Senior Vice President, Clinical Research
Nancy Wetherbee	50	Senior Vice President, Business Development
Frank Baldino, Jr., Ph.D.	53	Director and Presiding Director of the Board of Directors
Garen Bohlin	58	Director
Sandra Fenwick	55	Director
Martyn Greenacre	64	Director
Derek Lemke-von Ammon	48	Director

Dr. Baldino, Ms. Fenwick and Mr. Lemke-von Ammon are members of the Compensation Committee. Dr. Baldino is Chairperson of the Compensation Committee.

Mr. Bohlin, Ms. Fenwick and Mr. Greenacre are members of the Audit Committee. Mr. Bohlin is Chairperson of the Audit Committee.

Mr. Bohlin, Ms. Fenwick and Mr. Greenacre are members of the Nominating and Corporate Governance Committee. Mr. Greenacre is Chairperson of the Nominating and Corporate Governance Committee.

Sherri C. Oberg, a co-founder of Acusphere, has served as President and Chief Executive Officer and one of the directors of the Company since its inception in 1993. Prior to joining the Company, Ms. Oberg was President and Chief Executive Officer of Neomorphics, Inc., a venture capital-backed company focused on tissue engineering, from 1991 to 1992. Prior to joining Neomorphics, she was a venture capitalist at Aegis Venture Funds from 1988 to 1991, and at Inco Venture Capital Management from 1986 to 1988. Ms. Oberg is a member of the Board of Overseers of The Amos Tuck School at Dartmouth College. Ms. Oberg holds a B.A. from Dartmouth College and an M.B.A. from the Amos Tuck School of Business Administration.

Howard Bernstein, M.D., Ph.D. has served as Senior Vice President, Research and Development of the Company since January 2000 and as Vice President of Research and Development from 1994 to January 2000. Prior to joining the Company, Dr. Bernstein served as Vice President of Pharmaceutical Development at Alkermes, Inc. from 1992 to 1994 and as Vice President of Research at Enzytech Inc. from 1991 to 1992. Dr. Bernstein holds an M.D. from Harvard Medical School and a Ph.D. in Chemical Engineering from the Massachusetts Institute of Technology.

Michael R. Slater has served as Senior Vice President, Operations of the Company since October 2001. Prior to joining the Company, Mr. Slater served as Vice President of Operations from April 1999 to June 2001, and as Vice President of Quality Systems and Regulatory Affairs from February 1998 to April 1999 at Anika Therapeutics, Inc. Mr. Slater served as an independent consultant to the biopharmaceutical industry from 1996 to 1998, as Executive Vice President, Development Operations for ImmuLogic Pharmaceutical Corporation from 1995 to 1996, as Vice President of Regulatory Affairs at Biogen, Inc. from 1985 to 1995, as Director of Corporate Regulatory Affairs from 1983 to 1985 at Biogen S.A. and in various positions including Senior Manager, Medical Services from 1971 to 1983 at Hoechst Pharmaceuticals. Mr. Slater holds a B.Sc. in Information Science from the Metropolitan University of Leeds, England.

John F. Thero has served as Chief Financial Officer, Senior Vice President, Finance and Administration, Treasurer and Secretary of the Company since February 2003. Prior to joining the Company, Mr. Thero served as Senior Vice President Finance, Treasurer and Chief Financial Officer at Abiomed, Inc. from 1994 to January 2003. From 1992 to 1994, he was Chief Financial Officer and acting President for the restructuring of two venture-backed companies. From 1987 to 1992 he was employed in various capacities including Chief Financial Officer by Aries Technology, Inc. From 1983 to 1987 he was employed by the commercial audit division of Arthur Andersen & Co., during which time he became a Certified Public Accountant. Mr. Thero received a B.A. in Economics/Accounting from The College of the Holy Cross.

Richard Walovitch has served as Senior Vice President, Clinical Research of the Company since November 2005 and as Vice President, Clinical Research from March 1997 to November 2005. Prior to joining Acusphere, Dr. Walovitch was Vice President of Pre-clinical and Clinical Research at Epix Medical Inc. (formerly Metasyn) from 1993 to 1997 and the International Project Clinician at DuPont Merck Pharmaceutical Company from 1988 to 1993. Dr. Walovitch holds a B.S. in Biology and a Ph.D. in Pharmacology from the University of Illinois.

Nancy Wetherbee has served as Senior Vice President, Business Development of the Company since January 2005. Prior to joining the Company, Ms. Wetherbee served as Vice President of Business Development at Essential Therapeutics, Inc. from 2002 to 2003, as Vice President, Business Development at Phytera, Inc. from 1999 to 2002 and as Vice President, Business Development and Strategic Planning from 1996 to 1998 at Oncormed, Inc. Prior to these positions, Ms. Wetherbee worked in sales and marketing for Boehringer Mannheim and Athena Diagnostics. Ms. Wetherbee holds a Bachelor of Arts, Biochemistry from Mount Holyoke College and a MBA from Simmons Graduate School of Management.

Frank Baldino, Jr., Ph.D. has served as a director of the Company since April 2001 and as the Presiding Director since  March 2005. Dr. Baldino is the founder of Cephalon, Inc., an integrated specialty biopharmaceutical company involved in the development of therapeutics for neurological disorders, sleep disorders and cancer. He has served as President, Chief Executive Officer and a Director of Cephalon since its inception in 1987 and is currently Chairman of the Board. Dr. Baldino holds adjunct academic appointments, including Adjunct Associate Professor of Pharmacology at Temple University School of Medicine, and Adjunct Associate Professor of Physiology and Biophysics and Adjunct Associate Professor of Neurology at Hahnemann University. Dr. Baldino is currently a director of Pharmacopeia, Inc. and NicOx S.A.

Garen Bohlin has served as a director of the Company since January 2005. Mr. Bohlin is the Chief Operating Officer for Sirtris Pharmaceuticals, Inc. in Cambridge, Massachusetts. Previous to Sirtris, Mr. Bohlin served as President and CEO of Syntonix Pharmaceuticals, Inc. until July 2005. Prior to joining Syntonix in 1998, Mr. Bohlin spent 14 years in executive management at Genetics Institute, most recently as Executive Vice President. Prior to Mr. Bohlin’s tenure at Genetics Institute, he spent 13 years at Arthur Andersen & Co. Mr. Bohlin is also a member of the board of directors of Praecis Pharmaceuticals, Inc. and a director of Syntonix Pharmaceuticals, Inc.

Sandra Fenwick has served as a director of the Company since September 2004. Ms. Fenwick is Chief Operating Officer Children’s Hospital in Boston, Massachusetts. Prior to joining Children’s Hospital in 1999, Ms. Fenwick was Senior Vice President of System Development for CareGroup, Inc. Before its merger with CareGroup, Ms. Fenwick served at Beth Israel Hospital for 20 years in various areas of increasing responsibility including Vice President and Deputy Director, Vice President of Clinical Services Planning and Development and Vice President of Network Development for Beth Israel Healthcare.

Martyn Greenacre has served as a director of the Company since July 2001. Mr. Greenacre served in various senior management positions at SmithKline Beecham from 1973 through 1992. From 1989 to 1992, as Chairman Europe, he was responsible for the strategic direction and operational management of pharmaceutical subsidiaries in Europe and for planning and executing European aspects of the merger between SmithKline Beckman and Beecham Pharmaceuticals. He has also served as Chief Executive Officer of two life sciences companies, Zynaxis Inc. from 1993 to 1997 and Delsys Pharmaceutical Corp. from 1997 to 2001. He is currently a director of Cephalon, Inc., Curis, Inc., Immune Response Corp. and a director and chairman of the board of directors of Beijing Med-Pharm Corporation.

Derek Lemke-von Ammon has served as a director of the Company since September 2002. Mr. Lemke-von Ammon is a General Partner at FTVentures. Prior to joining FTVentures in August 2004, Mr. Lemke-von Ammon was a founding member of Thomas Weisel Partners where he was Director of Private Equity, Managing Partner of Thomas Weisel Capital Partners and a member of the firm’s Executive Committee. Prior to joining Thomas Weisel Partners in 1998, Mr. Lemke-von Ammon was a Partner and Director of Private Equity for Montgomery Securities, from 1989 to 1998. Prior to joining Montgomery Securities, Mr. Lemke-von Ammon was a Vice President at Dain Bosworth Incorporated where he was employed from 1985 to 1989. He also worked as a corporate and securities attorney from 1983 to 1985 for Bogle & Gates in Seattle.

Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Director Independence

The Board of Directors has determined that each of Dr. Baldino, Messrs. Bohlin, Greenacre and Lemke-von Ammon and Ms. Fenwick is independent within the meaning of the Company’s director independence standards and the director independence standards of The Nasdaq National Stock Market, Inc. (“Nasdaq”) and the Securities and Exchange Commission (“SEC”) including Rule 10A-3(b)(1) under the Securities Act of 1934, as amended (the “Exchange Act”). Furthermore, the Board of Directors has determined that each member of each of the committees of the Board of Directors is independent within the meaning of the Company’s, Nasdaq’s and the SEC’s committee independence standards.

Executive Sessions of Independent Directors

Executive sessions of the independent directors are held several times a year following regularly scheduled in-person meetings of the Board of Directors. In 2005, 4 such executive sessions were held. Executive sessions do not include the employee director of the Company, and the Presiding Director of the Board of Directors is responsible for chairing the executive session.

Presiding Director of the Board of Directors

In 2004, the Board of Directors designated Dr. Baldino to serve as Presiding Director until his earlier resignation, replacement or removal. In this role Dr. Baldino’s primary responsibility is to preside over the executive sessions of the Board of Directors in which the employee director and other members of management of the Company do not participate. The Presiding Director also oversees the creation of an agenda for each meeting of the Board of Directors, seeks to ensure that topics at each meeting of the Board of Directors are effectively covered and acts as the principal liaison between the independent Directors and management of the Company.

Policies Regarding Director Nominations

Director Qualifications.

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for reviewing with the Board of Directors from time to time the appropriate qualities, skills and characteristics desired of members of the Board of Directors in the context of the needs of the business and current make-up of the Board of Directors. This assessment includes consideration of the following minimum qualifications that the Nominating and Corporate Governance Committee believes must be met by all directors:

•        A director must have substantial or significant business or professional experience or an understanding of life sciences, finance, marketing, financial reporting, international business or other disciplines relevant to the business of the Company.

•        A director must be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Board of Directors or of a committee of the Board of Directors.

In addition, the Nominating and Corporate Governance Committee will consider the following qualities and skills, among others, in its selection of director:

•        Economic, technical, scientific, academic, financial, accounting, legal, marketing, or other expertise applicable to the business of the Company;

•        Leadership or substantial achievement in the director’s particular field;

•        Demonstrated ability to exercise sound business judgment;

•        Integrity and high moral and ethical character;

•        Potential to contribute to the diversity of viewpoints, backgrounds, or experiences of the Board of Directors as a whole;

•        Capacity and desire to represent the balanced, best interests of the security holders as a whole and not primarily a special interest group or constituency;

•        Ability to work well with others;

•        High degree of interest in the business of the Company;

•        Dedication to the success of the Company;

•        Commitment to responsibilities of a director;

•        International business or professional experience; and

•        Operational experience, in particular for life-sciences companies or organizations.

Process for Identifying and Evaluating Director Nominees.

The Board of Directors is responsible for selecting its own members. The Board of Directors delegates the selection and nomination process to the Nominating and Corporate Governance Committee, with the expectation that other members of the Board of Directors, and of management, will be requested to take part in the process as appropriate.

Generally, the Nominating and Corporate Governance Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through interviews, detailed questionnaires regarding experience, background and independence, comprehensive background checks from a qualified company of the Company’s choosing, or any other means that the Nominating and Corporate Governance Committee deems to be helpful in the evaluation process. The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors. There is no difference in the criteria used by the Nominating and Corporate Governance Committee to evaluate Director nominees, whether nominated by the Board of Directors or by a stockholder. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Director’s approval as director nominees for election to the Board of Directors. The Nominating and Corporate Governance Committee also recommends candidates for the Board of Director’s appointment to the committees of the Board of Directors.

Procedures for Recommendation of Director Nominees by Stockholders.

The Nominating and Corporate Governance Committee will consider director candidates who are recommended by stockholders of the Company. Stockholders, in submitting recommendations to the Nominating and Corporate Governance Committee for director candidates, shall follow the following procedures:

The Nominating and Corporate Governance Committee must receive any such recommendation for nomination not later than the close of business on the 120th day nor earlier than the close of business on the 150th day prior to the first anniversary of the date of the proxy statement delivered to stockholders in connection with the preceding year’s annual meeting.

Such recommendation for nomination must be in writing and include the following:

•        Name and address of the stockholder making the recommendation, as they appear on the Company’s books and records, and of such record holder’s beneficial owner;

•        Number of shares of capital stock of the Company that are owned beneficially and held of record by such stockholder and such beneficial owner;

•        Name of the individual recommended for consideration as a director nominee;

•        All other information relating to the recommended candidate that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act, including the recommended candidate’s written consent to being named in the proxy statement as a nominee and to serving as a Director if approved by the Board of Directors and elected;

•        A written statement from the stockholder making the recommendation stating why such recommended candidate meets the Company’s criteria and would be able to fulfill the duties of a director; and

•        A written statement from each of the stockholder and the candidate as to whether they consent to being identified in the Company’s proxy statement, assuming all other procedural and regulatory requirements are satisfied.

Nominations may be sent to the attention of the Secretary of the Company by U.S. mail or expedited delivery service to Acusphere, Inc., 500 Arsenal Street, Watertown, MA 02472, attn: Nominating and Corporate Governance Committee.

Once the Nominating and Corporate Governance Committee receives the nomination of a candidate and the candidate has complied with the minimum procedural requirements above, such candidacy will be evaluated in accordance with the minimum criteria set forth above and a recommendation with respect to such candidate will be delivered to the Board of Directors.

Stockholder Communications with the Board of Directors

The Board of Directors strives to provide to every security holder the ability to communicate with the Board of Directors, as a whole, and with individual directors on the Board of the Directors through an established process for security holder communication (as that term is defined by the rules of the SEC) (“security holder communication”) as follows:

For security holder communication directed to the Board of Directors as a whole, security holders may send such communication via the method listed below:

U.S. Mail or Expedited Delivery Service:

Acusphere, Inc.
500 Arsenal Street
Watertown, MA 02472
Attn: Board of Directors, c/o Secretary

For security holder communication directed to an individual director in his or her capacity as a member of the Board of Directors, security holders may send such communication to the attention of the individual director via the method listed below:

U.S. Mail or Expedited Delivery Service:

Acusphere, Inc.
500 Arsenal Street
Watertown, MA 02472
Attn: Name of Individual Director, c/o Secretary

The Company will forward by U.S. mail any such security holder communication to the Board of Directors as a whole, or to any individual director, as specified by the security holder.

Communications from an officer or director of the Company and proposals submitted by security holders to be included in the Company’s definitive proxy statement, pursuant to Rule 14a-8 of the Exchange Act, (and related communications) will not be viewed as a security holder communication. Communications from an employee or agent of the Company will be viewed as security holder communication only if such communications are made solely in such employee’s or agent’s capacity as a security holder.

Policy Regarding Director Attendance at Annual Meetings

It is the Company’s policy that a meeting of the Board of Directors be scheduled on the same day as the Company’s Annual Meeting of Stockholders and all directors are encouraged to attend the Annual Meeting of Stockholders. Five members of the Company’s Board of Directors then in office attended the Annual Meeting of Stockholders held in 2005.

Code of Business Conduct and Ethics

The Company has adopted a “code of ethics” as defined by regulations promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and the Exchange Act and a “code of conduct” as defined by qualitative listing requirements promulgated by Nasdaq that apply to all of the Company’s directors, officers and employees, including the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics and code of conduct are collectively referred to as the Company’s Code of Business Conduct and Ethics, a current copy of which is attached to this Proxy Statement as Annex A. A current copy of the Code of Business Conduct and Ethics may also be obtained by any person, without charge, upon request directed to the Company’s Investor Relations department at: Acusphere, Inc., Attention: Investor Relations, 500 Arsenal Street, Watertown, MA 02472.

The Company intends to disclose amendments to or waivers (including implicit waivers) of any provision of the Code of Business Conduct and Ethics that apply to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on the Company’s web site available at http://www.acusphere.com or as otherwise required by applicable rules and regulations.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

Board of Directors

The business and affairs of the Company are managed under the direction of its Board of Directors. The Board of Directors met 4 times during the fiscal year ended December 31, 2005 and took action by written consent 7 times. Each of the directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees on which he or she serves. During 2005, the independent directors met in executive session at regularly scheduled meetings.

Committees of the Board of Directors

The Board of Directors has standing Audit, Compensation and Nominating and Corporate Governance Committees. Each committee has a charter that has been approved by the Board of Directors. Each committee reviews the appropriateness of its charter at least annually.

Compensation Committee

The Compensation Committee currently consists of Dr. Baldino, Ms. Fenwick and Mr. Lemke-von Ammon. Dr. Baldino serves as the chairperson of the Compensation Committee. Ms. Fenwick joined the Compensation Committee in March 2006. The Board of Directors has determined that each member of the Compensation Committee is independent within the meaning of the Company’s and Nasdaq’s director independence standards. The Compensation Committee reviews and evaluates the compensation and benefits of all executive officers of the Company, including the Company’s Chief Executive Officer, reviews and approves general policy matters relating to compensation and benefits of employees of the Company’s compensation and benefit strategies and policies of the Company and administers the Company’s incentive compensation and benefits plans relating to executive officers of the Company, including the Company’s 1994 Stock Plan, the 2003 Stock Option and Incentive Plan, the 2003 Employee Stock Purchase Plan and the 2005 Stock Option and Incentive Plan. The Compensation Committee met 5 times during the fiscal year ended December 31, 2005.

The Compensation Committee operates under a written charter adopted by the Board of Directors, a current copy of which is attached to this Proxy Statement as Annex B.

Audit Committee

The Audit Committee currently consists of Messrs. Bohlin and Greenacre and Ms. Fenwick. Mr. Bohlin serves as chairperson of the Audit Committee. The Board of Directors has also determined that each member of the Audit Committee is independent within the meaning of the Company’s and Nasdaq’s director independence standards and the SEC’s heightened director independence standards for audit committee members, including Rule 10A-3(b)(1) under the Exchange Act. The Company has determined that each of the members of the Audit Committee is financially sophisticated and is able to read and understand consolidated financial statements and that Mr. Bohlin is an “audit committee financial expert” as defined in recently adopted SEC rules. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Bohlin’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Bohlin any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board of Directors, and his designation as audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board of Directors.

The Audit Committee:

•        Makes recommendations to the Board of Directors regarding the selection of the Company’s independent registered public accounting firm;

•        Reviews the independence of such independent registered public accounting firm;

•        Reviews the results and scope of the audit and other services provided by the independent registered public accounting firm

•        Reviews the professional fees payable to the independent registered public accounting firm;

•        Serves as the Qualified Legal Compliance Committee of the Company in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder;

•        Recommends, establishes and monitors procedures designed to facilitate (a) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (b) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters; and

•        Reviews and evaluates the Company’s internal accounting procedures and controls.

Deloitte & Touche LLP currently serves as the Company’s independent registered public accounting firm. The Audit Committee met 6 times during the fiscal year ended December 31, 2005.

The Audit Committee operates under a written charter adopted by the Board of Directors, a current copy of which is attached to this Proxy Statement as Annex C.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee currently consists of Mr. Bohlin, Ms. Fenwick and Mr. Greenacre. Mr. Greenacre serves as chairperson of the Nominating and Corporate Governance Committee. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent within the meaning of the Company’s, Nasdaq’s and the SEC’s director independence standards. The Nominating and Corporate Governance Committee reviews and makes recommendations to the Board of Directors regarding board composition and structure, criteria for board membership and policies relating to the recruitment of board members, assists in identifying and evaluating candidates to be potential new members of the board and oversees the development of policies and processes regarding principles of corporate governance. As described above in the section entitled “Policies Regarding Director Nominations,” the Nominating and Corporate Governance Committee will consider nominees recommended by stockholders. The Nominating and Corporate Governance Committee met 4 times during the fiscal year ended December 31, 2005.

The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, a current copy of which is attached to this Proxy Statement as Annex D.

Compensation of Directors

Employee directors do not receive cash compensation for their service as members of the Board of Directors. During 2006, in accordance with the Company’s compensation program for non-employee directors, non-employee directors will receive an annual retainer for board membership of $20,000 and an annual retainer for each committee membership of $5,000, in each case payable quarterly. Annual retainer payments are pro-rated based upon days of service in the event a non-employee director joins or leaves the Board of Directors during any calendar year. Non-employee directors also will receive a fee of $2,000 for each board or committee meeting attended in person and a fee of $600 for each board or committee meeting attended via telephone conference call, provided that the cumulative amount of such meeting fees will not exceed $2,000 per day. Non-employee directors are permitted to elect to receive their annual retainer in the form of cash or shares of Common Stock with any such issuances of the Company’s Common Stock based on the closing price of the Company’s Common Stock on Nasdaq on the date of issuance.

In addition, each non-employee director who serves on the Audit Committee will annually receive an option to purchase 25,000 shares of the Company’s Common Stock and each other non-employee director will receive on an annual basis an option to purchase 20,000 shares of the Company’s Common Stock, in each case effective immediately following the Company’s Annual Meeting of Stockholders. These options will vest in equal monthly installments over a one year period based upon continued service to the Company. Upon their initial election or appointment to the Board of Directors, non-employee directors receive an option to purchase 42,000 shares of the Company’s Common Stock, subject to vesting in equal monthly installments over a four year period based upon continued service to the Company.

In addition, (i) the chairperson of the Compensation Committee will receive on an annual basis on option to purchase 2,500 shares of the Company’s Common Stock, (ii) the chairperson of the Nominating and Corporate Governance Committee will receive on an annual basis an option to purchase 2,500 shares of the Company’s Common Stock, (iii) the chairperson of the Audit Committee will receive an option to purchase 5,000 shares of the Company’s Common Stock, and (iv) the Presiding Director of the Board of Directors will receive on an annual basis an option to purchase 15,000 shares of the Common Stock. Each of the foregoing options will vest in equal monthly installments over a one year period based upon continued service to the Company.

All of the Company’s directors have been and will be reimbursed for out-of-pocket expenses incurred on the Company’s behalf, and all of the directors are eligible to participate in the 2003 Stock Option and Incentive Plan and 2005 Stock Option and Incentive Plan on an ad hoc basis from time to time at the discretion of the Board of Directors.

Compensation Committee Interlocks and Insider Participation

During 2005, Dr. Baldino and Mr. Lemke-von Ammon served as members of the Compensation Committee. Ms. Fenwick joined the Compensation Committee in March 2006. No person who served as a member of the Compensation Committee was, at any time during the past fiscal year, an officer or employee of the Company or any of its subsidiaries, or had any relationship with the Company requiring disclosure herein.

During the last year, no executive officer of the Company served as (i) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee of the Company; (ii) a director of any other entity, one of whose executive officers served on the Compensation Committee of the Company; or (iii) a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of the Record Date: (i) by each person who is known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock; (ii) by each director or nominee of the Company; (iii) by each Named Executive Officer of the Company (as defined below under “Compensation and Other Information Concerning Directors and Officers”); and (iv) by all directors and Named

Executive Officers of the Company as a group. Unless otherwise indicated below, each person listed below maintains a business address in the care of Acusphere, Inc., 500 Arsenal Street, Watertown, MA 02472 and has sole voting and investment power with respect to all shares of Common Stock owned.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percentage of Shares Beneficially Owned(2)
Quaker Capital Management Corporation(3)	2,580,612	8.97%
401 Wood Street, Suite 1300
Pittsburgh, PA 15222
The Baupost Group, L.L.C.(4)	2,030,298	7.06
10 St. James Avenue, Suite 2000
Boston, Massachusetts 02116
Bank of America Corporation(5)	2,013,083	6.97
Bank of America Corporate Center
100 North Tyron Street, Floor 25
Charlotte, North Carolina 28255
Peter David Boone(6)	1,830,388	6.36
5 Park Place Villas
London, United Kingdom W2 1SP
Endowment Capital Group LLC(7)	1,624,942	5.66
1105 N. Market Street, 15th Floor
Wilmington, DE 19801
Sherri C. Oberg(8)	563,427	1.93
Howard Bernstein, M.D., Ph.D.(9)	270,184	*
John F. Thero(10)	145,560	*
Michael R. Slater(11)	93,085	*
Richard Walovitch(12)	76,348	*
Frank Baldino, Jr., Ph.D.(13)	70,303	*
Martyn Greenacre(14)	58,659	*
Nancy Wetherbee(15)	31,874	*
Sandra Fenwick(16)	30,523	*
Derek Lemke-von Ammon(17)	30,136	*
Garen Bohlin(18)	28,854	*
All executive officers, directors and nominees as a group (19) (11 persons)	1,398,953	4.68

*                    Represents less than 1% of the outstanding Common Stock

(1)          Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power with respect to shares. Pursuant to the rules of the SEC, the number of shares of Common Stock deemed outstanding includes shares issuable pursuant to options held by the respective person or group that may be exercised within 60 days of the Record Date.

(2)          Applicable percentage of ownership as of the Record Date is based upon 28,780,345 shares of Common Stock outstanding.

(3)          With respect to information relating to Quaker Capital Management Corporation, the Company has relied, in part, on information supplied by such entity on a Schedule 13G filed with the SEC on February 14, 2006. Represents 1,922,050 shares of Common Stock, 250,400 shares of Common Stock issuable upon exercise of warrants and 408,162 shares of Common Stock issuable upon conversion of 56,000 shares of the Company’s 6 1/2% convertible exchangeable preferred stock.

(4)          With respect to information relating to The Baupost Group, L.L.C., the Company has relied, in part, on information supplied by such person on a Schedule 13G filed with the SEC on August 9, 2005.

(5)          With respect to information relating to Bank of America Corporation, the Company has relied, in part, on information supplied by such entity on a Schedule 13G filed with the SEC on February 8, 2006. Represents 1,919,115 shares of Common Stock and 93,968 shares of Common Stock issuable upon exercise of warrants. Bank of America Ventures (“Ventures”) has sole voting and investment power with respect to 1,375,975 shares of Common Stock and shared voting and investment power with respect to 152,883 shares of Common Stock. Ventures disclaims beneficial ownership of all such shares held by BA Venture Partners II. Bank of America, N.A. (“BANA”) has shared voting and investment power with respect to 1,528,858 shares. NB Holdings Corporation (“Holdings”) has shared voting and investment power with respect to 1,535,379 shares. Bank of America Corporation (“Bank of America”) has shared voting and investment power with respect to 2,013,083 shares. BancBoston Ventures, Inc. has sole voting and investment power with respect to 477,704 shares. Fleet National Bank has shared voting and investment power with respect to 477,704 shares. Bank of America Capital Corporation has sole voting and investment power with respect to 6,521 shares. BANA owns all of the outstanding equity interest in Ventures. Holdings owns all of the outstanding equity interests in BANA. Bank of America owns all of the outstanding equity interests in Holdings.

(6)          With respect to information relating to Peter David Boone, the Company has relied, in part, on information supplied by such person on a Schedule 13G filed with the SEC on February 15, 2006. Represents 1,538,844 shares of Common Stock and 291,544 shares of Common Stock issuable upon conversion of 40,000 shares of the Company’s 6 1/2% convertible exchangeable preferred stock.

(7)          With respect to information relating to Endowment Capital Group LLC, the Company has relied, in part, on information supplied by such person on a Schedule 13G filed with the SEC on April 19, 2006.

(8)          Includes 423,508 shares issuable to Ms. Oberg upon exercise of stock options. Also includes 32,400 shares held by the AMO Irrevocable Trust—2000 and 32,400 shares held by the EAO Irrevocable Trust—2000, for the benefit of Ms. Oberg’s two children, respectively, 3,334 shares held by Lambert R. Oberg and Jean P. Oberg, the in-laws of Ms. Oberg, and 3,334 shares held by Mary C. Carroll and A. David Carroll, the parents of Ms. Oberg. Ms. Oberg disclaims beneficial ownership of these shares.

(9)          Includes 223,779 shares issuable to Dr. Bernstein upon exercise of stock options.

(10)   Includes 124,056 shares issuable to Mr. Thero upon exercise of stock options.

(11)   Includes 91,417 shares issuable to Mr. Slater upon exercise of stock options.

(12)   Includes 73,348 shares issuable to Dr. Walovitch upon exercise of stock options.

(13)   Includes 12,667 shares of restricted Common Stock subject to vesting and includes 48,492 shares issuable to Dr. Baldino upon exercise of stock options. Dr. Baldino’s address is c/o Cephalon, Inc., 145 Brandywine Parkway, West Chester, PA 19380.

(14)   Includes 12,667 shares of restricted Common Stock, subject to vesting and includes 45,992 shares issuable to Mr. Greenacre upon exercise of stock options.

(15)   Includes 31,874 shares issuable to Ms. Wetherbee upon exercise of stock options.

(16)   Includes 25,937 shares issuable to Ms. Fenwick upon exercise of stock options. Ms. Fenwick’s address is c/o Children’s Hospital, 300 Longwood Avenue, Boston, MA 02115.

(17)   Includes 22,499 shares issuable to Mr. Lemke-von Ammon upon exercise of stock options. Mr. Lemke-von Ammon’s address is c/o FT Ventures, 555 California Street, Suite 2900, San Francisco, CA 94104.

(18)   Includes 28,854 shares issuable to Mr. Bohlin upon exercise of stock options.

(19)   Includes an aggregate of 1,139,756 shares issuable upon exercise of stock options and warrants.

COMPENSATION AND OTHER INFORMATION
CONCERNING NAMED EXECUTIVE OFFICERS

Executive Compensation

Summary Compensation.   The following table sets forth summary information concerning the compensation paid or earned for services rendered to the Company in all capacities during the fiscal years ended December 31, 2005, 2004 and 2003 to the Company’s Chief Executive Officer and each of the other four most highly compensated persons serving as executive officers of the Company during fiscal year 2005 who received total annual salary and bonus in excess of $100,000 in 2005 (collectively, the “Named Executive Officers”).

Summary Compensation Table

		Annual Compensation(1)				Long-Term Compensation Awards
Name and Principal Position	Year	Salary($)		Bonus($)(2)	Other Annual Compensation($)	Securities Underlying Options(#)(3)	All Other Compensation($)
Sherri C. Oberg	2005	$396,863		$225,000	—	146,000	$—
President and Chief Executive	2004	351,530		150,000	—	80,000	—
Officer	2003	283,750	(4)	115,000	—	155,871	—
Howard Bernstein, M.D., Ph.D.	2005	277,916		84,000	—	50,000	—
Senior Vice President of	2004	249,530		100,000	—	35,000	—
Research and Development	2003	233,569		50,000	—	68,177	—
Michael R. Slater	2005	232,034		50,000	—	20,000	—
Senior Vice President of	2004	223,130		36,700	—	20,000	—
Operations	2003	210,834		30,000	—	23,605	—
John F. Thero	2005	260,625		125,000	—	50,000	—
Senior Vice President and	2004	242,030		100,000	—	60,000	—
Chief Financial Officer	2003	206,667		110,000	10,000	101,361	—
Richard Walovitch	2005	226,392		65,000	—	75,000	—
Senior Vice President of	2004	222,753		6,300	—	18,000	—
Clinical Research	2003	199,882		25,000	—	3,417	—

(1)          The compensation described in this table does not include medical, group life insurance and other benefits received by the Named Executive Officers which are available generally to all of the Company’s salaried employees and certain perquisites and other personal benefits received by the named executive officers which do not exceed the lesser of $50,000 or 10% of any such Named Executive Officer’s total compensation reported in this table.

(2)          Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(3)          The exercise price of these stock option awards is equal to the fair value of the Common Stock on the date of grant, which fair value was determined by the Board of Directors contemporaneously with the grant. Prior to the existence of a public trading market for the Company’s Common Stock, the Board of Directors considered numerous objective and subjective factors in determining the fair market value of the Company’s Common Stock, including the superior rights and preferences of the Company’s then outstanding convertible preferred stock, the status of private and public financial markets, valuations of comparable private and public companies, the Company’s existing financial resources, a general assessment of future business risks and other factors.

(4)          Includes increase to base salary awarded in January 2004 retroactive to September 2003.

Option Grants.   The following table sets forth information concerning the stock option grants made to each of the Named Executive Officers during the fiscal year ended December 31, 2005 pursuant to the Company’s 2003 Stock Option and Incentive Plan and 2005 Stock Option and Incentive Plan. The Company has never granted any stock appreciation rights. The potential realizable value is calculated based on the term of the option at its time of grant, which is ten years. Stock price appreciation of 5% and 10% is based on the fair market value at the time of grant and assumes that the option is exercised at the exercise price and sold on the last day of its term at the appreciated price, pursuant rules promulgated by the SEC. These numbers are calculated based on the requirements of the SEC and do not reflect the fair market value of these options as of the date of this Proxy Statement or the Company’s estimate of future stock price growth. Actual gains, if any, on stock option exercises will depend on the future performance of the common stock and the date on which the options are exercised.

Option Grants in Last Fiscal Year

	Individual Grants(1)
	Number of	Percent of			Potential Realizable Value at
	Securities	Total Options			Assumed Annual Rates of
	Underlying	Granted to	Exercise		Stock Price Appreciation for
	Options	Employees in	Price Per	Expiration	Option Term(2)
Name	Granted(#)	Fiscal Year	Share(2)	Dates	5%($)	10%($)
Sherri C. Oberg	146,000	10.3%	$6.13	2/1/2015	$562,848	$1,426,368
Howard Bernstein, M.D., Ph.D.	50,000	3.5%	$6.13	2/1/2015	$192,756	$488,482
Michael R. Slater	20,000	1.4%	$6.13	2/1/2015	$77,102	$195,393
John F. Thero	50,000	3.5%	$6.13	2/1/2015	$192,756	$488,482
Richard Walovitch	75,000	5.3%	$4.92-5.57	2/22/2015-12/8/2015	$242,156	$613,671

(1)           The options typically vest monthly over four years at a rate of 2.08% of the shares underlying the option.

(2)           The exercise price per share of each option was determined by the Compensation Committee to be equal to or greater than the fair market value per share of Common Stock on the date of grant. The fair market value per share of Common Stock as of the Record Date was $5.96.

Option Exercises and Unexercised Option Holdings.   The following table sets forth certain information regarding the number and value of options exercised by each of the Named Executive Officers as of December 31, 2005 and the number and value of unexercised options held by each of the Named Executive Officers as of December 31, 2005.

Aggregated Option Exercises In Last Fiscal Year And Fiscal Year End Option Values

			Number of Shares of
			Common Stock Underlying		Value of Unexercised
			Unexercised Options		In-the-Money
	Shares Acquired	Value	at Year End		Options at Year End(2)
Name	on Exercise(#)	Realized($)(1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Sherri C. Oberg	1,500	$6,225	348,997	583,537	$603,083	$120,227
Howard Bernstein, M.D., Ph.D.	14,334	$66,108	190,209	280,645	$423,447	$69,746
Michael R. Slater	—	—	76,938	114,439	$94,604	$21,650
John F. Thero	—	—	90,345	191,361	$196,866	$118,134
Richard Walovitch	—	—	59,163	140,178	$141,071	$29,707

(1)           Calculated as the difference between the fair market value of the Company’s Common Stock on the date of exercise and the exercise price of the options in accordance with regulations promulgated under the Exchange Act.

(2)           Value is based on the difference between the option exercise price and the fair market value of the Common Stock on December 30, 2005, the last trading day before the fiscal year end ($5.34), multiplied by the number of shares of Common Stock underlying the option.

EQUITY COMPENSATION PLAN INFORMATION

Securities Authorized for Issuance Under Equity Compensation Plans.   The following table provides information as of December 31, 2005 with respect to the Company’s equity compensation plans under which shares of the Company’s Common Stock are authorized for issuance, consisting of the Company’s 1994 Stock Plan, the 2003 Stock Option and Incentive Plan, the 2003 Employee Stock Purchase Plan and the 2005 Stock Option and Incentive Plan. Each of the Company’s equity compensation plans were previously approved by stockholders.

	(A)	(B)	(C)
Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (A))
Equity compensation plans approved by security holders	3,135,033	$6.23	2,392,661
Equity compensation plans not approved by security holders	—	—	—
Total	3,135,033	$6.23	2,392,661

Stock Plans

As of December 31, 2005 the Company had three equity compensation plans, including an employee stock purchase plan, under which it was granting stock options and shares of unvested stock. The Company is currently granting stock-based awards from its 2003 Stock Option and Incentive Plan and 2005 Stock Option and Incentive Plan, which are administered by the Compensation Committee of the Board of Directors.

Executive Employment Agreements

On February 1, 2006, the Company entered into executive employment agreements with certain senior executives of the Company. Under the terms of these agreements, and subject to the terms and conditions contained therein, the executives are entitled to receive certain compensation and benefits in the event they are terminated other than for cause, death or disability, including in connection with a “change of control” of the Company.

In the event that, during the 12-month period following a change of control or the period that begins six months prior to the first public comment by the Company regarding the change of control and ends upon a change of control, the Company terminates any of the executives, other than for cause, death, or disability, or any of the executives terminates his or her employment for “good reason,” such executive is entitled to receive (i) a lump sum payment equal to 6 times his or her monthly base salary, (ii) a lump sum payment equal to the product of his or her monthly base salary times the greater of the number of full years such executive had been employed by the Company or six, (iii) a lump sum payment equal to his or her target bonus for the year in which the change of control occurs, pro rated to cover the portion of the year elapsed plus such pro rated amount to cover six months plus the greater of one month for each full year such executive had been employed by the Company or six months. Additionally, the executives will receive, at the Company’s expense, certain benefits, including health, dental and life insurance, for 18 months following the date of termination.

In the event the Company or any successor company terminates an executive other than for cause, death or disability at any time and such executive has been employed by the Company for at least twenty-four (24) months at the time of termination, and such termination does not constitute a change of control termination or a management buyout, such executive is entitled to receive (i) payments equal to 6 times his or her monthly base salary and (ii) payments equal to his or her monthly base salary times the number of full years such executive had been employed by the Company. Additionally, such executive will receive, at the Company’s expense, certain benefits, including health, dental and life insurance, for 18 months following the date of termination.

Unless at that time the executive elects to forgo the following, upon a change of control, all stock options and other stock-based awards granted to each of the executives will immediately accelerate and become fully exercisable as of the effective date of the change of control. The executives are also entitled to a “gross-up payment” that, on an after-tax basis, is equal to the taxes imposed on the severance payments under the change of control agreements in the event any payment or benefit to the executive is considered an “excess parachute payment” and subject to an excise tax under the Internal Revenue Code.

COMPENSATION COMMITTEE REPORT ON
EXECUTIVE COMPENSATION

This report is submitted by the Compensation Committee of the Board of Directors, which administered the Company’s executive compensation program during the fiscal year ended December 31, 2005. The Compensation Committee of the Board of Directors currently consists of Frank Baldino, Jr., Ph.D., Sandra L. Fenwick and Derek Lemke von-Ammon. Ms. Fenwick joined the Compensation Committee in March 2006. Dr. Baldino served on the Compensation Committee throughout 2005 and as its Chairperson. The Compensation Committee reviews and evaluates the compensation and benefits of all executive officers of the Company, including the Company’s Chief Executive Officer, reviews and approves general compensation and benefit strategies and policies of the Corporation and administers the Company’s incentive compensation and benefits plans relating to executive officers of the Company, including the Company’s 1994 Stock Plan, the 2003 Stock Option and Incentive Plan, the 2003 Employee Stock Purchase Plan and the 2005 Stock Option and Incentive Plan.

Overview and Philosophy.   The Company’s executive compensation program established by the Compensation Committee is designed to provide levels of compensation to assist the Company in attracting, motivating and retaining highly qualified executives by providing a competitive compensation package geared to individual and corporate performance. The Compensation Committee strives to establish performance criteria, evaluate performance and establish base salary, annual bonuses and long-term equity incentives for the Company’s key decision makers based upon performance and to provide appropriate incentives for maximization of the Company’s short-, medium- and long-term results for the benefit of the Company’s stockholders. In establishing levels of compensation, the Compensation Committee assesses the current levels of base salary and cash and equity incentives, including a review of compensation of officers at peer companies and within the industry group generally. This review includes assessment of information provided by Radford Surveys pertaining to executive compensation.

Compensation under the executive compensation program is comprised of base salary, cash incentive bonuses and long-term incentive awards, as well as various benefit plans, including medical and insurance plans, the Company’s 401(k) Plan and Employee Stock Purchase Plan, which benefit plans are generally available to all employees of the Company. It is the Compensation Committee’s objective to have a portion of each executive officer’s compensation contingent upon the achievement of specific predetermined corporate objectives as well as upon each executive officer’s individual level of performance.

The principal factors which the Compensation Committee considered with respect to each executive officer’s compensation package for fiscal year 2005 are summarized below. The Compensation Committee may, however, in its discretion, apply different or additional factors in making decisions with respect to executive compensation in future years. Changes in executive compensation are levels reported to the Company’s entire Board of Directors for consideration.

Base Salary.   Base salaries, the fixed regular component of executive compensation, for each of the Company’s executive officers, including the Chief Executive Officer, are generally set within a range of salaries that the Compensation Committee believes are paid to peers with comparable qualifications, experience, responsibilities and performance at similar situated companies. In setting compensation levels, the Compensation Committee takes into account such factors as (i) the Company’s past performance and expectations of future performance, (ii) individual performance and experience, (iii) base salary levels among a competitive peer group, (iv) the general and industry-specific business environment and (v) individual performance. The CEO reviews and evaluates the performance of each executive officer, which is factored into the salary reviews. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes a determination based upon the consideration of all of these factors as well as the progress made with respect to the Company’s short-, medium- and long-term goals and strategies, as established by the Company’s Board of Directors. Generally, salary decisions for the Company’s executive officers are made near the beginning of each calendar. The Company may adjust annual base salaries of employees if individual performance is at or above pre-established performance expectations. Fiscal year 2005 base salaries were determined by the Compensation Committee after considering these factors.

Bonus Compensation.   Bonus compensation for executive officers is designed to increase the focus on realistic goals intended to create value for the Company’s stockholders, encourage senior management to work as a team to advance the Company’s corporate goals, encourage the executive officers to execute on the Company’s business strategies, provide a short term cash incentive for executive officers to achieve goals above and beyond predetermined corporate objectives and attract and retain high quality senior management. The Compensation Committee determined the amount of incentive compensation paid to each of the executive officers in fiscal year 2005 based upon a consideration of a number of factors according to the executive officer’s position. For executive officers participating in the Company’s standard management incentive compensation plan, which includes all executive officers, incentive bonuses in fiscal year 2005 were paid to officers based upon the achievement of specific financial and corporate objectives determined by the Compensation Committee after approval of the Company’s operating plan by the Board of Directors of the Company, individual performance and a comparison of the actual performance of such executive officer against his or her predetermined performance objectives. In order for any executive officer to be eligible for a bonus, the Company must have obtained at least 80% of predetermined corporate objectives as approved by the Company’s Board of Directors. Incentive bonus opportunities will increase or decrease in unison with short and long-term individual and/or corporate results. The target bonuses under the standard management incentive plan range from 50% of base salary for the Company’s President and Chief Executive Officer to 30% for certain other executive officers participating in the standard program. The bonuses were awarded in February 2006 and paid in cash.

Long-term Incentive Compensation.   The Compensation Committee believes that equity ownership aligns the interests of executive officers with those of the Company’s stockholders. In addition, the Compensation Committee believes that equity ownership by executive officers helps to balance the short term focus of annual incentive cash compensation with a longer term view and may help to retain such persons. Long term incentive compensation, in the form of stock options and restricted stock, allows executive officers to share in any appreciation in the value of the Company’s common stock. The Committee generally grants options that become exercisable over a four year period as a means of encouraging executive officers to remain with the Company and promote its success. In general, the Compensation Committee awards executive officers of the Company’s stock options with exercise prices equal to the market price of the common stock on the date of grant. As a result, executive officers will benefit from these stock option grants only to the extent that the price of the Company’s common stock increases and the Company’s stockholders have also benefited.

When establishing stock option grant levels, the Compensation Committee considers general corporate performance, individual performance, the President and Chief Executive Officer’s recommendations (for executive officers other than the President and Chief Executive Officer), level of seniority and experience, existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options and the current stock price.

The Compensation Committee generally grants to executive officers stock option awards at the time they commence employment or are promoted, as well as on an annual basis, consistent with the number of options granted to peers within and outside the industry at similar levels of seniority. In addition, the Compensation Committee may make performance-based awards from time-to-time, as it deems appropriate. In making such performance-based awards, the Compensation Committee considers individual contributions to the Company’s financial, operational and strategic objectives.

Executive Employment Agreements.   The Compensation Committee considers that it is in the best interests of the Company’s stockholders to promote and preserve the continuous employment of key management personnel. In order to provide the Company’s senior executives with competitive compensation and benefits arrangements upon a change of control, the Board of Directors, upon the recommendation of the Compensation Committee, approved executive employment agreements with certain senior executives of the Company. In February 2006, the Company entered into executive employment agreements with its President and Chief Executive Officer and each of its senior vice presidents and vice presidents. These agreements provide for certain benefits in the event that the executive’s employment is terminated following a change of control of the Company, including severance payments, benefit continuation and acceleration of vesting on outstanding stock options. See “Compensation and Other Information Concerning Named Executive Officers—Executive Employment Agreements.”

Other Benefits.   The Company also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company also offers an Employee Stock Purchase Plan, under which employees may purchase common stock at a discount, and a 401(k) Plan, which allows employees to invest in an array of mutual funds on a pre-tax basis. The Company also maintains insurance and other benefit plans for its employees, including executive officers of the Company.

Chief Executive Officer Compensation.   Sherri C. Oberg is the President and Chief Executive Officer of the Company. Her performance for the fiscal year ended December 31, 2005 was evaluated using the same criteria the Company uses for other executives, placing less emphasis on base salary and, instead, creating greater performance based opportunities for incentive compensation (cash and equity). The Compensation Committee meets each year in executive session to evaluate the performance of the President and Chief Executive Officer.

In fiscal 2005, Ms. Oberg received base salary compensation of $396,863, representing an increase of $45,333 over her base salary of $351,530 in 2004. In 2006, Ms. Oberg’s base salary was increased to $420,779. These increases were based on a variety of factors, including an assessment of salaries paid to chief executive officers at peer group companies and within the industry group generally, a review of Radford Surveys regarding executive compensation, as well as an assessment of Ms. Oberg’s qualifications, performance and expected contributions to the Company’s planned growth during the upcoming year. The bonus and long-term incentive components of her compensation reflect the Company’s overall financial and operational performance, in particular the Company’s continued development of the Company’s product candidates, as well as the achievement by Ms. Oberg of other non-financial goals. These corporate goals included, among other things, enrollment rates for the AI-700 Phase 3 clinical trials and the build-out of a manufacturing facility. In assessing Ms. Oberg’s performance for fiscal year ended December 31, 2005, the Compensation Committee took into account the degree to which the financial and non-financial goals on which her compensation was based had been achieved. During 2005, Ms. Oberg achieved and exceeded her predetermined goals and accordingly received a cash bonus of $225,000 in February 2006. In addition, Ms. Oberg received options to purchase up to 146,000 shares of the Company’s common stock in 2005 and options to purchase up to 170,000 shares of the Company’s common stock in February 2006 in recognition of the Ms. Oberg’s performance during the year and importance to the future strategic success of the Company.

Policy on Deductibility of Compensation.   In general, under Section 162(m) of the Internal Revenue Service Code (“Code”), the Company cannot deduct, for United States federal income tax purposes, compensation in excess of $1,000,000 paid to certain executive officers. This deduction limitation does not apply, however, to compensation that constitutes “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder. The Compensation Committee has considered the limitations on deductions imposed by Section 162(m) of the Code, and it is the Compensation Committee’s present intention that, for so long as it is consistent with its overall compensation objective, substantially all tax deductions attributable to executive compensation will not be subject to the deduction limitations of Section 162(m) of the Code.

Respectfully Submitted by the Compensation Committee:
Frank Baldino, Jr., Ph.D., Chairperson Derek Lemke-von Ammon

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

This report is submitted by the Audit Committee of the Board of Directors. The Audit Committee of the Board of Directors currently consists of Garen Bohlin, Sandra L. Fenwick and Martyn Greenacre. Mr. Bohlin joined the Audit Committee in January 2005 and serves as its Chairperson. Ms. Fenwick and Mr. Greenacre served on the Audit Committee throughout 2005. The Board of Directors has determined that each member of the Audit Committee is independent within the meaning of the Company’s and Nasdaq’s director independence standards and the SEC’s heightened director independence standards for audit committee members, including Rule 10A-3(b)(1) under the Exchange Act. The Audit Committee believes that each of its members is financially sophisticated and is able to read and understand the consolidated financial statements of the Company. Mr. Bohlin is an “audit committee financial expert” as defined in the SEC rules.

The Board of Directors has adopted a written charter for the Audit Committee setting out the audit related functions the Audit Committee is to perform. In December 2005, the Audit Committee met and reviewed the adequacy of its charter.

The Audit Committee is responsible for assisting the Board of Directors in its oversight of the integrity of the Company’s consolidated financial statements, the qualifications and independence of the Company’s independent registered public accounting firm, and the Company’s internal financial and accounting controls. The Audit Committee has the sole authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent registered public accounting firm.

Management is responsible for the financial reporting process, including the system of internal controls and the certification of the integrity and reliability of the Company’s internal controls over financial reporting and disclosure controls and procedures, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for auditing the financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to oversee and review these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by management and the independent registered public accounting firm.

The Audit Committee met six times during 2005. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and the Company’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte & Touche”). The Audit Committee discussed with Deloitte & Touche the overall scope and plans for its audits. The Audit Committee regularly met privately with Deloitte & Touche, who has unrestricted access to the Audit Committee.

The Audit Committee has reviewed the Company’s audited consolidated financial statements for the fiscal years ended December 31, 2005 and 2004, and has discussed them with both management and Deloitte & Touche. In connection with the Company’s Form 10-K for the year ended December 31, 2005, the Audit Committee discussed with management and Deloitte & Touche the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the SEC and the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) to accompany the Company’s periodic filings with the SEC and the results of the certification process.

The Audit Committee has also received from and discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61, as amended by Statement on

Auditing Standards No. 90, Communications with Audit Committees. The Audit Committee has received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with Deloitte & Touche its independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2005.

The Audit Committee also reviewed the Company’s quarterly financial statements during 2005 and discussed them with both the management of the Company and Deloitte & Touche prior to including such interim financial statements in the Company’s quarterly reports on Form 10-Q. In connection with the Company’s quarterly reports on Form 10-Q for its first, second and third fiscal quarters of 2005, the Audit Committee discussed the process used to support certifications by the Company’s Chief Executive Officer and Chief Financial Officer that are required by the SEC and Sarbanes-Oxley to accompany the Company’s periodic filings with the SEC and the results of the certification process

The Audit Committee has also evaluated the performance of Deloitte & Touche, including, among other things, the amount of fees paid to Deloitte & Touche for audit and non-audit services in 2004. Information about Deloitte & Touche’s fees for 2005 is discussed below in this Proxy Statement under “Proposal 2—Ratification of Independent Registered Public Accounting Firm.” Based on its evaluation, the Audit Committee has retained Deloitte & Touche to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

Respectfully Submitted by the Audit Committee:
Garen Bohlin (Chairperson) Sandra L. Fenwick Martyn Greenacre

STOCK PERFORMANCE GRAPH

The stock performance graph set forth below compares percentage change in the cumulative total stockholder return on the Company’s Common Stock during the period from October 8, 2003 through December 31, 2005, with the cumulative total return on the (i) the Nasdaq Stock Market National Market Index (“Nasdaq U.S. Index”) and (ii) the group consisting of 265 corporations in the Company’s Standard Industrial Classification (SIC) Code 2834—Pharmaceutical Preparations (“Peer Group Index”). The comparison assumes $100 was invested on October 8, 2003 in the Company’s Common Stock, the Nasdaq U.S. Index and the Peer Group Index and assumes reinvestment of dividends, if any.

QUARTERLY RETURN PERCENTAGE

	Quarter Ending
Company / Index	Dec03	Mar04	Jun04	Sep04	Dec04	Mar05	Jun05	Sep05	Dec05
ACUSPHERE INC	-37.29	-4.90	-23.35	-2.19	-2.08	-11.75	-11.83	14.05	-1.84
NASDAQ U.S. INDEX	5.65	-0.69	2.96	-7.21	14.70	-8.14	3.39	4.78	2.62
PEER GROUP	9.54	-3.02	2.38	-4.31	4.03	-1.23	4.69	1.96	2.17

INDEXED RETURN

	Quarter Ending
	Base
	Period
Company / Index	8Oct03	Dec03	Mar04	Jun04	Sep04	Dec04	Mar05	Jun05	Sep05	Dec05
ACUSPHERE INC	100	62.71	59.64	45.71	44.71	43.79	38.64	34.07	38.86	38.14
NASDAQ U.S. INDEX	100	105.65	104.92	108.02	100.24	114.97	105.61	109.19	114.41	117.41
PEER GROUP	100	109.54	106.24	108.76	104.08	108.27	106.94	111.95	114.15	116.63

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The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Standard & Poor’s, a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information. No portions of this graph shall be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act through any general statement incorporating by reference in its entirety the Proxy Statement in which this graph appears, except to the extent that the Company specifically incorporates this graph or a portion of it by reference. In addition, this graph shall not be deemed filed under either the Securities Act or the Exchange Act.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and holders of more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the SEC to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2005 and written representations from certain Reporting Persons, the Company believes that all Section 16(a) filing requirements were complied with during the fiscal year ended December 31, 2005.

RELATED PARTY TRANSACTIONS

None

INDEMNIFICATION MATTERS

The Company has entered into indemnification agreements with each of its directors and Named Executive Officers. These agreements require the Company to indemnify such individuals, to the fullest extent permitted by Delaware law, for certain liabilities to which they may become subject as a result of their affiliation with the Company.

The Company has purchased primary and excess directors’ and officers’ liability insurance from the National Union Fire Insurance Company, the Old Republic Insurance Company and the ACE American Insurance Company covering all of the Company’s directors and Named Executive Officers at an annual premium cost of $377,461.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has retained the firm of Deloitte & Touche LLP (“Deloitte & Touche”), independent registered public accountants, to serve as its independent registered public accounting firm for the fiscal year ending December 31, 2006. Deloitte & Touche has served as the Company’s independent registered public accountants since 2002. The Audit Committee has reviewed and discussed its selection of, and the performance of, Deloitte & Touche for the fiscal year ending December 31, 2005. As a matter of good corporate governance, the Audit Committee has determined to submit its selection to stockholders for ratification. If the selection of independent registered public accounting firm is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

All audit and non-audit services to be performed by the Company’s independent registered public accounting firm must be approved in advance by the Audit Committee as described below (the “Pre-Approval Policy”). As early as practicable in each fiscal year, the Company and its independent registered public accounting firm provide the Audit Committee with a schedule of the audit and other services that the independent registered public accounting firm expects to provide or may provide during the next twelve months. The schedule will be specific as to the nature of the proposed services, the proposed fees, and other details that the Audit Committee may request. The Audit Committee will by resolution authorize or decline the proposed services. Upon approval, this schedule will serve as the budget for fees by specific activity or service for the next twelve months. Specifically, the Audit Committee pre-approved the use of Deloitte & Touche for specific audit and non-audit services, within approved monetary limits. If a proposed service has not been pre-approved pursuant to the Pre-Approval Policy, then it must be specifically pre-approved by the Audit Committee before it may be provided by Deloitte & Touche. Any pre-approved services exceeding the pre-approved monetary limits require additional approval by the Audit Committee. All of the audit-related, tax and all other services provided by Deloitte & Touche to the Company in 2005 were approved by the Audit Committee pursuant to the procedures contained in the Pre-Approval Policy or by means of other specific pre-approvals. All non-audit services provided in 2005 were reviewed with the Audit Committee, which concluded that the provision of such services by Deloitte & Touche was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. For additional information concerning the Audit Committee and its activities with Deloitte & Touche, see “The Board of Directors and its Committees” and “Report of the Audit Committee of the Board of Directors.”

Representatives of Deloitte & Touche attended in-person or participated via teleconference all meetings of the Audit Committee in 2005. We expect that a representative of Deloitte & Touche will attend the Meeting, and the representative will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from stockholders.

Fees Billed by Deloitte & Touche

The following sets forth the aggregate fees billed to the Company and its related entities by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates which includes Deloitte Consulting during the fiscal years ended December 31, 2005 and December 31, 2004.

Audit Fees

Audit fees for audit services were approximately $317,765 for 2005 and $221,370 for 2004, including fees associated with the annual audit and the reviews of the Company’s annual report on Form 10-K, quarterly reports on Form 10-Q as well as costs associated with the Company’s public offering of shares of its Common Stock ($40,150) in September 2005 and 6½ % convertible exchangeable preferred stock ($73,070) in February 2005 and the Company’s private placement of shares of its Common Stock ($85,870) in 2004, other fees related to filings with the SEC, and related out-of-pocket expenses.

Audit-Related Fees

Audit-related fees were $72,859 in 2005 and $6,588 in 2004. In 2005, these fees represented work related to assistance with Sarbanes-Oxley legislation.

Tax Fees

Tax compliance fees were approximately $2,500 in 2005 and $12,000 in 2004, consisting of services rendered based upon facts already occurred, to document, compute, and obtain approval for amounts to be included in tax filings including federal and state tax return preparation and tax credit documentation.

All Other Fees

There were no other fees in 2005 or 2004.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF DELOITTE & TOUCHE AS ACUSPHERE’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2006.

OTHER MATTERS

The Board of Directors knows of no other matters to be brought before the Meeting. If any other matters are properly brought before the Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the Proxy Statement to be furnished to all stockholders entitled to vote at the 2007 Annual Meeting of Stockholders of the Company, pursuant to Rule 14a-8 promulgated under the Exchange Act by the SEC, must be received at the Company’s principal executive offices not later than December 29, 2006. Any such proposal must comply with the rules and regulations of the SEC.

The Company’s by-laws establish an advance notice procedure with regard to proposals that stockholders otherwise desire to introduce at the annual meeting without inclusion in the Company’s proxy statement for that meeting. Written notice of such stockholder proposals for the 2007 Annual Meeting of the Company—other than one that will be included in the Company’s Proxy Statement—must be received by the Secretary of the Company at the Company’s principal executive offices between November 29, 2006 and December 29, 2006 in order to be considered timely, and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such action. The matters proposed to be brought before the meeting also must be the proper matters for stockholder action.

If a stockholder who wishes to present a proposal fails to notify the Company by December 29, 2006 and such proposal is brought before the 2007 Annual Meeting, then under the SEC’s proxy rules, the proxies solicited by management with respect to the 2007 Annual Meeting will confer discretionary voting authority with respect to the stockholder’s proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC’s proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail, Return Receipt Requested to Acusphere, Inc., 500 Arsenal Street, Watertown, MA 02472, Attention: Secretary.

EXPENSES AND SOLICITATION

The cost of solicitation of proxies will be borne by the Company and, in addition to soliciting stockholders by mail through its regular employees, the Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company or by outside proxy solicitation services also may be made of some stockholders in person or by mail, telephone or telegraph following the original solicitation.

The contents of and the sending of this Proxy Statement have been approved by the Board of Directors of the Company.

Annex A

ACUSPHERE, INC.

Code of Business Conduct and Ethics

A MESSAGE FROM THE BOARD

At Acusphere, Inc. (the “Company”), we believe that conducting business ethically is critical to our long-term success. Ethics, integrity and honesty are the foundations upon which we build our reputation and our competitive excellence.

We expect every director, officer and employee to practice the highest standards of conduct in every business relationship—within the Company and with our customers, business partners, vendors and competitors.

It is important that each officer, director and employee of the Company clearly understands and abides by the Company’s commitment to ethics, integrity and honesty. We must comply with applicable laws, rules and regulations in all aspects of our operations. Our steadfast commitment to the highest professional standards is essential to our continued success.

To that end, the Nominating and Corporate Governance Committee of the Company has recommended, and the Board of Directors of the Company has adopted, this Code of Business Conduct and Ethics.

INTRODUCTION

This Code of Business Conduct and Ethics (the “Code”) applies to all directors, officers and employees of the Company and its subsidiaries. The Company has designed this Code to deter wrongdoing and to promote:

•       honest and ethical conduct by everyone associated with the Company, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•       full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the United States Securities and Exchange Commission and in the Company’s other public communications;

•       compliance with applicable governmental laws, rules and regulations;

•       the prompt internal reporting of any violations of this Code to the appropriate person at the Company; and

•       accountability for adherence to the Code.

The effectiveness of this Code depends in part on the cooperation of all directors, officers and employees in promptly disclosing to the designated persons within the Company any conduct believed to violate the standards described in this Code. The Company has established procedures to ensure that you may report any suspected violations anonymously. The reporting and enforcement mechanisms described in the Code are intended to assure prompt and consistent enforcement of the Code, protection for persons reporting questionable behavior, clear and objective standards for compliance and a fair process by which to determine violations.

The Company seeks to foster a culture of compliance with applicable laws, rules and regulations and the highest standards of business conduct. Everyone at the Company shall promote this culture of compliance. Suspected violations of this Code or applicable laws, rules or regulation must be reported, and the Company will take appropriate steps to investigate them internally. Violators shall be subject to discipline, as deemed appropriate by the Company in its sole discretion, including immediate termination.

This Code is neither a contract nor a comprehensive manual that covers every situation you might encounter. This Code creates no contractual rights. If you have any questions about the provisions of this Code, or about how you should conduct yourself in a particular situation, you should consult your supervisor or department head; the Company’s Compliance Officer, whose identity is posted at all times on the Company’s intranet at http:/ /intranet; or the Company’s outside legal counsel.

STANDARDS OF CONDUCT

You must ensure that any financial, business or other activities in which you are involved outside the workplace are free of conflicts with your responsibilities to the Company. A “conflict of interest” may occur when your private interest in any way interferes—or even appears to interfere—with the interests of the Company. A conflict situation can arise when a person has interests that may impair the objective performance of his or her duties to the Company. Conflicts of interest may also arise when a person (or his or her family member) receives improper personal benefits as a result of his or her position in the Company.

You must disclose any matter that you believe might raise doubt regarding your ability to act objectively and in the Company’s best interest. The following is a non-exhaustive list of examples of situations involving potential conflicts of interest that should be disclosed:

•       any Company loan to any employee, officer or director, or Company guarantee of any personal obligation;

•       employment by or acting independently as a consultant to a Company competitor, customer or supplier;

•       directing Company business to any entity in which an employee or close family member has a substantial interest;

•       owning, or owning a substantial interest in, any Company competitor, customer or supplier;

•       using Company assets, intellectual property or other resources for personal gain; and

•       accepting anything of more than nominal value—such as gifts, discounts or compensation—from an individual or entity that does or seeks to do business with the Company.

Directors and officers shall disclose any actual or apparent conflict situation to the Compliance Officer and to the Nominating and Corporate Governance and Audit Committee (the members of which committees are posted at all times on the Company’s intranet at http://intranet). Employees who are not officers shall disclose all such situations of which they are aware to an appropriate supervisor or department head, or to the Compliance Officer. All supervisors and department heads who receive such reports must forward them promptly to the Compliance Officer.

Members of the Company’s Board of Directors must obtain approval from the Board of Directors before accepting any position as an officer or director of any outside business concern or entity that has a business relationship with the Company, or that now is or foreseeably is expected to become a competitor of the Company.

The Company’s officers and employees must obtain necessary approvals before accepting (i) any position as an officer or director of an outside business concern, or (ii) any position as an officer or director with a not-for-profit entity if there is or may be a Company business relationship with the entity or an expectation of financial or other support from the Company. The Company’s officers must obtain such approvals from the Nominating and Corporate Governance Committee; other employees must obtain such approvals from the Compliance Officer.

Directors, officers and employees who have obtained such approvals must promptly notify the appropriate persons specified above in the event of any change in the nature of such business concern’s or entity’s relationship with the Company or if such concern or entity later becomes a competitor of the Company.

Corporate Opportunities

You owe a duty to the Company to advance its legitimate interests. Thus you may not (i) take for yourself corporate opportunities that are discovered through the use of Company property, information or position, without first offering such opportunities to the Company; (ii) use corporate property, information or position for personal gain; or (iii) compete with the Company.

The Company’s directors and officers must adhere to their fundamental duties of good faith, due care and loyalty owed to all shareholders, and to act at all times with the Company’s and its shareholders’ best interests in mind.

Confidentiality

You must maintain the confidentiality of sensitive business, technical or other information entrusted to you by the Company, its customers or business partners, except when disclosure is authorized or legally mandated. Confidential information includes all non-public information that might be of use to competitors or harmful to the Company, its customers or business partners if disclosed. This obligation is in addition to the requirements of any confidentiality agreement that you may have entered into with the Company.

Fair Dealing

You must act fairly, honestly and in good faith in any dealings on behalf of the Company with any of its customers, suppliers, competitors, employees and all others. You may not take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts or any other unfair-dealing practice such as price fixing or collusion.

Protection and Proper Use of Company Assets

You must protect and seek to ensure the efficient use of Company assets. You should protect against the improper disclosure, theft or misuse of the Company’s intellectual and physical property.

Company assets should be used only for the Company’s legitimate business purposes. The content of the Company’s electronic communication infrastructure (e-mail, voicemail, Internet access) is not protected by any right of personal privacy, and the Company can access and monitor it at any time without notice.

Compliance with Laws, Rules and Regulations

The Company is committed to compliance with applicable laws, rules and regulations. The Company also maintains separate, detailed policies regarding such matters as insider trading, fair employment practices and sexual harassment that can be obtained through Human Resources or the Company Compliance Officer.

Each and every director, officer and employee must comply with the law. Questions or concerns about compliance issues should be raised by any of the means indicated under “Reporting and Enforcement Mechanisms” below.

Full, Fair, Accurate, Timely and Understandable Disclosures

The Company strives to ensure that all business records and financial reports are accurate, complete, understandable and not misleading. The Company is committed to complying with applicable laws requiring the fair and timely disclosure of material information and ensuring the accuracy of publicly disseminated information. To that end, the Company maintains internal controls and procedures designed to provide reasonable assurance of: the safeguarding and proper management of the Company’s assets; the reliability of its financial reporting in compliance with generally accepted accounting principles; and compliance with applicable laws and regulations. The Company is committed to maintaining disclosure controls and procedures designed to ensure that financial and non-financial information is collected, analyzed and timely reported in full compliance with applicable law.

If you obtain information causing you to believe that the Company’s books or records are not being maintained, or that its financial condition or results of operations are not being disclosed, in accordance with these controls and procedures, you must report the matter directly by any of the means indicated under “Reporting and Enforcement Mechanisms” below.

REPORTING AND ENFORCEMENT MECHANISMS

Among every director’s, officer’s and employee’s most important responsibilities in this Company are the obligations to (1) comply with this Code and all applicable laws, rules and regulations, and (2) promptly report any situation or conduct you believe may constitute a possible violation of the Code or the law.

If you should learn of a potential or suspected violation of the Code, you have an obligation to promptly report the relevant information to one of the persons listed below. You may address questions about ethics issues and raise any concerns about a possible violation of the Code or applicable law to:

•       a supervisor or department head;

•       the Company’s Compliance Officer; and/or

•       inside or outside Company legal counsel.

Frequently, a supervisor or department head will be in the best position to resolve the issue quickly. However, you may also raise any question or concern with any of the other persons listed above. You may do so orally or in writing and, if preferred, anonymously.

If the issue or concern relates to the internal accounting controls of the Company or any auditing matter, you may report it anonymously to any member of the Audit Committee of the Board of Directors, the Company’s internal Disclosure Committee (the members of which are posted at all times on the Company’s intranet at http://intranet) or the Compliance Officer, pursuant to the procedures established by the Audit Committee.

POLICY AGAINST RETALIATION

The Company will not tolerate retaliation in any form against any person who in good faith reports suspected violations of the Code or any laws, rules or regulations, voices other ethical concerns, or who is involved on the Company’s behalf in investigating or helping to resolve any such issue. Anyone found to have retaliated against another employee for any such conduct may be subject to discipline, including immediate termination. If you believe you have been subjected to such retaliation, you should report the situation as soon as possible to the Compliance Officer, the Human Resources Department, or to Company legal counsel.

PENALTIES FOR VIOLATIONS

The Company is committed to taking prompt and consistent action in response to violations of this Code. Any covered person who violates the Code is subject to disciplinary action, including immediate termination. The Company will promptly investigate reports of suspected violations. It will evaluate suspected violations on a case-by-case basis and apply an appropriate sanction, including, in its sole discretion, reporting the violation to authorities.

WAIVER/AMENDMENTS

Only the Board of Directors may waive application of or amend any provision of this Code. A request for such a waiver should be submitted in writing to the Board of Directors, or a Committee of the Board of Directors designated for this purpose, for its consideration. The Company will promptly disclose to investors all substantive amendments to the Code, as well as all waivers of the Code granted to directors or officers, including the reasons for such waivers.

Receipt of Code of Business Conduct and Ethics

I have received a copy of the Company’s Code of Business Conduct and Ethics (the “Code”) and acknowledge I have read and understand its contents. I understand my obligation to comply with this Code and with the law, and my obligation to promptly report to appropriate personnel within the Company any and all suspected violations of this Code or of applicable laws, rules or regulations. I understand that the Company expressly prohibits any director, officer or employee from retaliating against any other such person for reporting suspected violations of the Code or of any laws, rules or regulations. I am familiar with all the resources that are available if I have questions about specific conduct, Company policies or applicable laws, rules or regulations.

If I am an employee, I further understand that the Company is an “at-will” employer and that employment with the Company is not for a fixed term or definite period and may be terminated at the will of either party, at any time, with or without prior notice. I understand that nothing contained in this Code may be construed as creating a promise of future benefits or a binding contract with the Company for benefits or for any other purpose.

Printed Name:
Signature:
Position:
Date:

Please sign and date this receipt and return it to Human Resources on behalf of the Compliance Officer.

Annex B

ACUSPHERE, INC.

Compensation Committee Charter

ACUSPHERE, INC.

Compensation Committee Charter

A.   PURPOSE AND SCOPE

The primary function of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Acusphere, Inc. (the “Corporation”) is to exercise the responsibilities and duties set forth below, including but not limited to (1) discharging the Board’s responsibilities relating to the compensation of the Corporation’s executives, (2) administering the Corporation’s incentive compensation and stock plans, (3) discharging the Board’s responsibilities as plan sponsor and Plan Administration of the Corporation’s retirement plans, including without limitation the Corporation’s 401(k) Plan, and (4) producing an annual report on executive compensation for inclusion in the Corporation’s proxy statement in accordance with applicable rules and regulations. The Committee shall review, to the extent it deems appropriate, and make recommendations to management on company-wide compensation programs and practices, take final action with respect to the individual salary, bonus and equity arrangements of the Corporation’s Chief Executive Officer and other senior executives reporting directly to the CEO, and approve, subject to ratification by the full Board, new equity-based plans and any material amendments thereto (including increases in the number of shares of Common Stock available for grant as options or otherwise thereunder) for which stockholder approval is required or desirable.

B.   COMPOSITION

The Committee shall have a minimum of two members. Each member of the Committee shall meet any and all applicable independence requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, any exchange upon which securities of the Corporation are traded, or any governmental or regulatory body exercising authority over the Corporation (each a “Regulatory Body”), and each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

The Board shall appoint the members of the Committee annually, considering the recommendations of the Nominating and Corporate Governance Committee. Each member of the Committee shall serve until his or her successor shall be duly appointed and qualified or until his or her earlier resignation or removal. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership. The Committee shall periodically review its own performance in such manner as it deems appropriate and communicate such evaluation, including any recommendations for change, to the Board of Directors. Independent of any such self-evaluation, the Board, excluding all directors whose executive compensation has been separately approved by the Committee, shall annually review the Committee’s performance.

Notwithstanding the forgoing, to the extent permitted by the Regulatory Bodies, if the Committee is comprised of at least three members, the Board may appoint one member (other than the Chairperson of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Corporation and its shareholders, and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination (or, if the Corporation does not file a proxy, in its Annual Report on Form 10-K) the nature of the relationship and the reasons for the determination. A member appointed pursuant this paragraph may not serve longer than two years.

C.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

1.                 Review and approve general compensation and benefit strategies and policies of the Corporation.

2.                 Establish, review and approve performance measurements for the Chief Executive Officer (“CEO”), evaluate the CEO’s performance and approve the appropriate level of base compensation and all bonus and other incentive compensation for the CEO based on this evaluation. In determining the incentive component of CEO compensation, the Committee should consider the Corporation’s performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Corporation’s CEO in past years;

3.                 Evaluate the performance of the Corporation’s executive officers and establish and approve the appropriate level of base compensation and all bonus and other incentive compensation for such officers;

4.                 Review and approve, for the CEO and the other executive officers of the Corporation, (1) any employment agreements, severance arrangements, and change in control agreements or provisions, in each case, when and if appropriate, and (2) any special or supplemental benefits (other than benefits governed by the terms of qualified retirement plans);

5.                 Consider and take actions regarding succession planning for the Chief Executive Officer and other officers and key employees of the Corporation to the extent deemed appropriate by the Committee;

6.                 Retain a compensation consultant, when and if appropriate from time to time, to advise the Compensation Committee on executive compensation practices and policies, or any other matters within this Charter;

7.                 Consider and take actions, when and if deemed appropriate, with respect to the adoption, amendment, administration or termination of compensation, welfare, benefit, retirement and other plans related to compensation of current and former employees of the Corporation, in each case taking into account appropriate industry benchmarks and, as appropriate, the compensation policies pursued by companies similarly situated to the Corporation (in general it is understood that the Committee will not review renewals and amendments to medical, dental and life insurance plans and similar employee benefit plans unless such plans are considered, in the judgment of management, to be outside of the industry norms);

8.                 Review the terms and conditions of equity-based compensation plans, and approve and recommend to the full Board for its approval, the initial adoption of any equity-based plan and any material modification to such plan (such as an increase in the number of shares available under such plan), and make such amendments to the Corporation’s non-equity based plans and take such actions in regard to the plans as the Committee deems appropriate;

9.                 Serve as plan sponsor and plan administrator of the Corporation’s retirement plans, including the Corporation’s 401(k) plan, in each case, in accordance with the terms of such plans.

10.          Design and approve incentive plans, including any equity-based compensation plans, to allow the Corporation to attract and retain talented personnel and align the pay of such personnel with the long-term interests of shareholders. With respect to equity-based compensation plans, and each other form of incentive plan as the Committee deems appropriate, submit each such plan and each material modification thereof, to the Board for its approval, and take actions that may be necessary or advisable to implement and administer such plans, all in accordance with the terms of such plans.

11.          Evaluate and recommend to the full Board the appropriate level of director compensation and take responsibility for ensuring that any payments to directors other than in their capacity as directors are fully and properly disclosed;

12.          Review and assess the adequacy of this Charter periodically as conditions dictate to ensure compliance with any rules or regulations promulgated by any Regulatory Body and recommend any modifications to this Charter if and when appropriate to the Board for its approval;

13.          Form and delegate authority to subcommittees where appropriate, including subcommittees consisting of one member;

14.          Make this Charter, and any amendments, public;

15.          Produce an annual report on executive compensation for inclusion in the Corporation’s proxy statement in accordance with applicable rules and regulations;

16.          Oversee the Corporation’s compliance with any rules promulgated by any Regulatory Body prohibiting loans to officers and directors of the Corporation; and

17.          Exercise such additional powers as may be reasonably necessary or desirable, in the Committee’s discretion, to fulfill its responsibilities and duties under this Charter.

D.   MEETINGS

The Committee shall meet as necessary but at least twice per year. The Committee may invite members of management or others to attend Committee meetings and provide pertinent information as the Committee may request on the issues being considered, provided that the CEO of the corporation may not be present during voting or deliberations on his or her compensation. Meetings can be called by the Chairperson of the Committee, or at the request of any member of the Committee or any member of the Board. At all Committee meetings, a majority of the then-current members of the Committee shall constitute a quorum.

The Committee shall keep written minutes of its meetings and record such minutes with the books and records of the Corporation. Minutes of each meeting will be distributed to the members of the Board and the Secretary of the Corporation.

E.   INDEPENDENT ADVICE

The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and duties as described above, and may seek, retain, and terminate, accounting, legal, consulting or other expert advice from a source independent of management, at the expense of the Corporation, with notice to the Chairman of the Board and the CEO. In furtherance of the foregoing, the Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or executive officer compensation and shall have the sole authority to approve the consultant’s fees and other retention terms.

F.   COMPENSATION

The compensation of the Committee members shall be as determined by the Board of Directors.

Approved:	By the Compensation Committee on April 20, 2004
By the Board of Directors on April 20, 2004

Annex C

ACUSPHERE, INC.

Audit Committee Charter

ACUSPHERE, INC.

Audit Committee Charter

A.   PURPOSE AND SCOPE

The primary function of the Audit Committee (the “Committee”) of the Board of Directors of Acusphere, Inc. (the “Corporation”) is to oversee the accounting and financial reporting processes of the Corporation and the audits of the financial statements of the Corporation and to exercise the responsibilities and duties set forth below, including but not limited to: (a) appointing, compensating and retaining the Corporation’s independent public accountants, (b) overseeing the work performed by any independent public accountants, including conduct of the annual audit and engagement for any other services, (c) assisting the Board of Directors in fulfilling its responsibilities by: (i) reviewing the quarterly and annual financial reports prepared by the Corporation on Form 10-Q and Form 10-K, and (ii) reviewing, in conjunction with and based on the advice of the independent public accountants and financial officers of the Corporation, the adequacy and effectiveness of the Corporation’s internal financial and accounting controls, (d) recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of the Corporation’s financial condition and results of operations, (e) establishing procedures designed to facilitate (i) the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and (ii) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters, in each case in accordance with the Code of Business Conduct and Ethics, (f) engaging advisors as necessary, (g) distributing relevant funding provided by the Corporation, (h) serving as the Qualified Legal Compliance Committee (the “QLCC”) in accordance with Section 307 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated by the SEC thereunder and (i) such other responsibilities and duties as may be delegated from time to time by the Corporation’s charter or by-laws or the Board of Directors.

B.   COMPOSITION

The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the applicable independence, audit committee composition and QLCC composition requirements promulgated by the SEC, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a “Regulatory Body” and collectively, the “Regulatory Bodies”), as in effect from time to time, and each member of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement. At least one member of the Committee shall have had employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member of the Committee shall be an “audit committee financial expert” as defined by the SEC.

Notwithstanding the foregoing, to the extent permitted by the Regulatory Bodies, the Board may appoint one member (other than the Chairperson of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required by the best interests of the Corporation and its shareholders, and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination (or, if the Corporation does not file a proxy, in its Annual Report on Form 10-K) the nature of the relationship and the reasons for the determination. A member appointed pursuant this paragraph may not serve longer than two years.

The members of the Committee shall be elected annually by the Board of Directors and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chairperson is elected by the full Board of Directors, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

To the extent permitted by the Regulatory Bodies, the Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to pre-approve audit or non-audit services shall be presented to the full Committee at its next scheduled meeting.

C.   STATEMENT OF POLICY

Although the Committee has the responsibilities, duties and powers set forth in this Charter, it is not the duty or responsibility of the Committee to plan or conduct audits (this is the responsibility of the independent public accountants) or to determine that the Corporation’s financial statements are complete, accurate, and fairly presented in accordance with generally accepted accounting principles (this is the responsibility of management). Nothing in this Charter is intended to reflect or create any duty or obligation of the Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

D.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Document Review

1.                 Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2.                 Review with representatives of management and representatives of the independent accounting firm the Corporation’s audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation’s annual report on Form 10-K. The Committee shall also review the Corporation’s quarterly financial statements prior to their inclusion in the Corporation’s quarterly SEC filings on Form 10-Q.

3.                 Take steps designed to ensure that the independent accounting firm reviews the Corporation’s interim financial statements prior to their inclusion in the Corporation’s quarterly reports on Form 10-Q.

Independent Accounting Firm

4.                 Have sole authority and be directly responsible for the appointment, compensation, retention (including the authority not to retain or to terminate) and oversight of any independent accounting firms engaged by the Corporation for the purpose of preparing or issuing an audit report or related work. The authority of the Committee shall include ultimate authority to approve all audit engagement fees and terms.

5.                 Approve in advance any and all audit and non-audit services to be performed by the independent accounting firm and adopt and implement policies for such pre-approval.

6.                 Determine funding necessary for compensation of any independent accounting firms and notify the Corporation of all such anticipated funding needs.

7.                 Be directly responsible for the resolution of any disagreements between management and the independent accounting firm regarding financial reporting matters.

8.                 On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board Standard 1, as it may be amended, modified or supplemented. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take appropriate action to oversee the independence of the independent accounting firm.

9.                 On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards 61, as amended by Statement on Auditing Standards No. 90 and as it may be further amended, modified or supplemented.

10.          Evaluate the performance of the independent accounting firm and consider the discharge of the independent accounting firm when circumstances warrant.

Financial Reporting Processes

11.          In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation’s internal financial reporting and accounting controls.

12.          Require the Corporation to submit to the Committee prior to the filing of the Form 10-K or a Form 10-Q, a report (dated no earlier than 10 days prior to the date of filing of the Form 10-K or Form 10-Q) evaluating the design and operation of Corporation’s internal financial and accounting controls, and disclosing (a) any significant deficiencies discovered in the design and operation of the internal controls which could adversely affect the Corporation’s ability to record, process, summarize, and report financial data; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Corporation’s internal controls. The Committee shall direct the actions to be taken and/or make recommendations to the Board of Directors of actions to be taken to the extent such report indicates the finding of any significant deficiencies in internal controls or fraud.

13.          Regularly review the Company’s critical accounting policies and significant accounting judgments and estimates resulting from the application of these policies and inquire at least annually of both the Corporation’s internal auditors and the independent accounting firm as to whether either has any concerns relative to the quality or aggressiveness of management’s accounting policies.

Compliance

14.          Engage outside advisors, including but not limited to, counsel, independent accounting consultants and/or other experts, as needed, to review any matter under its responsibility.

15.          Determine funding necessary for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Corporation of all such anticipated funding needs.

16.          Establish procedures for (a) the receipt, retention, and treatment of complaints regarding accounting, internal accounting controls, or auditing matters; (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters, in each case in accordance with the Code of Business Conduct and Ethics; and (c) the referral to the Board of Directors, or other committees thereof, including the Nominating and Corporate Governance Committee, matters of which the Committee is made aware that potentially involve issues of ethics, governance or other improprieties, which matters do not directly pertain to questionable accounting or auditing matters.

17.          Investigate, directly, or in coordination with other committees of the Board of Directors, any allegations that any officer or director of the Corporation, or any other person acting under the direction of any such person, took any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of the Corporation for the purpose of rendering such financial statements materially misleading and, if such allegations prove to be correct, take or recommend to the Board of Directors appropriate disciplinary action.

Reporting

18.          Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation’s annual proxy statement for each annual meeting of stockholders.

19.          Instruct the Corporation’s management to disclose in its annual proxy statement for each annual meeting of stockholders, Form 10-K and Form 10-Q’s the approval by the Committee of any non-audit services performed by the independent accounting firm, and review the substance of any such disclosure and the considerations relating to the compatibility of such services with maintaining the independence of the accounting firm.

QLCC Responsibilities

20.          Establish written procedures for the confidential receipt, retention and consideration of evidence of a material violation of an applicable United States federal or state securities law, a material breach of fiduciary duty arising under United States federal or state law, or a similar material violation of any United States federal or state law by the Corporation or by any officer, director, employee or agent of the Corporation (each, a “Material Violation”) that is reported to the Committee.

21.          Inform the Corporation’s chief legal officer and chief executive officer (or the equivalents thereof) of any report of evidence of a Material Violation that is reported to the Committee, except in situations when the Committee reasonably believes it would be futile to report evidence of a Material Violation to the Corporation’s chief legal officer and chief executive officer.

22.          Determine whether an investigation is necessary regarding any report of evidence of a Material Violation to the Committee.

23.          If the Committee determines an investigation is necessary or appropriate: (i) notify the full Board; (ii) initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys; and (iii) retain such additional expert personnel as the Committee deems necessary. At the conclusion of any such investigation: (i) recommend, by majority vote, that the Corporation implement an appropriate response to evidence of a Material Violation; and (ii) inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the Board of the results of any such investigation and the appropriate remedial measures to be adopted.

24.          Acting by majority vote, take all other appropriate actions to respond to evidence of a Material Violation that is reported to the Committee including the authority to notify the Securities and

Exchange Commission (the “Commission”) in the event that the Corporation fails in any material respect to implement an appropriate response that the Committee has recommended the Corporation take.

E.   MEETINGS

It is anticipated that the Committee will meet in person or via teleconference at least four times in each year. At least two of these meetings should include an executive session that will allow the Committee to conduct free and open communications with the Corporation’s independent public accountants.

The Committee shall meet separately with the Corporation’s Chief Financial Officer at least annually to review the financial affairs of the Corporation. The Committee shall meet with the independent public accountants of the Company, at such times as it deems appropriate, to review the auditor’s examination and management report.

F.   COOPERATION

The Committee hereby requests that officers of the Corporation cooperate with the Committee and render such assistance to it as it shall seek in carrying out its responsibilities and duties. The Committee shall have the right to request, and rely upon, advice, orally or in writing, from officers of the Corporation and from any representative of the independent public accountants concerning any aspect of the financial reports and related controls of the Corporation. The Committee shall have the authority to conduct or authorize investigation into any matter within the scope of its responsibilities and duties as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Corporation to meet with the Committee or any advisors engaged by the Committee.

G.   COMPENSATION

The compensation of the Committee members shall be as determined by the Board of Directors.

H.   REPORTS TO THE BOARD

The Committee shall report regularly to the Board of Directors. The Committee may present summaries of recommendations to the Board of Directors in written or oral form. The Committee recommendations shall, at the Committee’s request, be incorporated as a part of the minutes of the Board of Directors meeting at which those recommendations are presented. The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

Approved:	By the Audit Committee on April 20, 2004.
By the Board of Directors on April 20, 2004.
Amended:	By the Audit Committee on March 10, 2005
By the Board of Directors on March 10, 2005

Annex D

ACUSPHERE, INC.

Nominating and Corporate Governance Committee Charter

Approved:	By the Nominating Committee, on April 20, 2004
By the Board of Directors, on April 20, 2004
Amended:	By the Nominating Committee on March 10, 2005
By the Board of Directors on March 10, 2005

ACUSPHERE, INC.

Nominating and Corporate Governance Committee Charter

A.   PURPOSE AND SCOPE

The primary function of the Nominating and Corporate Governance Committee (the “Committee”) is to assist the Board of Directors (the “Board”) in fulfilling its responsibilities by: (i) reviewing and making recommendations to the Board regarding the Board’s composition and structure, establishing criteria for Board membership and evaluating policies relating to the recruitment of Board members; (ii) assisting in identifying and evaluating candidates to be potential new members of the Board and selecting (or recommending that the Board select) the director nominees for election at the next annual meeting of shareholders; (iii) (A) adopting a corporate code of ethics and conduct applicable to all directors, officers and employees (a “Code of Business Conduct and Ethics”), (B) monitoring compliance with and periodically reviewing the Code of Business Conduct and Ethics and (C) reviewing and approving all related party transactions; and (iv) establishing, implementing and monitoring policies and processes regarding principles of corporate governance in order to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders.

B.   COMPOSITION

The Committee shall be comprised of a minimum of two members of the Board as appointed by the Board, each of whom shall meet any applicable independence requirements promulgated by the Securities and Exchange Commission, the National Association of Securities Dealers, any exchange upon which securities of the Company are traded, or any governmental or regulatory body exercising authority over the Company (each a “Regulatory Body”), and each member of the Committee shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

The members of the Committee shall be elected by the Board and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. The Committee shall periodically review its own performance in such manner as it deems appropriate and communicate such evaluation, including any recommendations for change, to the Board of Directors. Unless a Chairperson is elected by the full Board, the members of the Committee may designate a Chairperson by majority vote of the full Committee membership.

Notwithstanding the foregoing, to the extent permitted by the Regulatory Bodies, if the Committee is comprised of at least three members, the Board may appoint one member (other than the Chairperson of the Committee) who does not meet the independence requirements set forth above and who is not a current officer or employee of the Corporation or a family member of an officer or employee if the Board determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders and the member meets all other requirements. The Board shall disclose in the next proxy statement after such determination (or, if the Corporation does not file a proxy, in its Annual Report on Form 10-K) the nature of the relationship and the reasons for the determination.

C.   RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Committee shall:

Corporate Governance Policy Establishment and Review

1.      Overseeing the development of principles of corporate governance including, but not limited to, the establishment of the Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics at a minimum shall (i) comply with any requirements established by any Regulatory Body or any other applicable statute, rule or regulation that the Committee deems relevant, (ii) address conflicts of interest and full and fair disclosure and compliance with laws, (iii) encourage reporting of any illegal or unethical behavior and expressly prohibit retaliation of any kind for any such reports or complaints, (iv) provide clear and objective standards for compliance with the Code of Business Conduct and Ethics and a fair process by which to determine violations thereof, and (v) contain an enforcement mechanism. Once established the Committee shall recommend the adoption of Code of Business Conduct and Ethics to the Board.

2.      Review and assess the adequacy of the Code of Business Conduct and Ethics on a periodic basis, but at least annually. The Committee shall recommend any modifications to the Code of Business Conduct and Ethics to the Board for approval.

3.      Collaborate with the Company’s officers and legal counsel to disclose publicly any amendments to the Code of Business Conduct and Ethics required to be disclosed by any Regulatory Body.

4.      Collaborate with the Company’s officers and legal counsel to develop a means by which allegations of violations of or non-compliance with the Code of Business Conduct and Ethics can be reported to the Committee in a confidential manner.

5.      Be available to the Board and members of the Company’s senior management team to consult with and to resolve reported violations or instances of non-compliance with the Code of Business Conduct and Ethics. Disclose reported violation or instances of non-compliance regarding accounting or auditing matters to the Audit Committee for its consideration.

6.      Instruct outside counsel to report to the Committee any evidence of a material violation of the Code of Business Conduct and Ethics by the Corporation or any agent thereof that are not appropriately addressed by the Corporation’s chief legal counsel or the Corporation’s chief executive officer.

7.      Determine an appropriate response to material violations of or non-compliance with the Code of Business Conduct and Ethics.

8.      Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually, and recommend any modifications to this Charter if and when appropriate to the Board for its approval.

9.      Determine criteria for evaluating any and all requests for waivers of any provision, responsibility or duty of the Code of Business Conduct and Ethics, evaluate any such requests submitted by directors or executive officers, make a recommendation to the Board whether to grant any requests for waivers submitted by directors or executive officers and establish a process for prompt public disclosure upon the grant of any such waivers for directors or executive officers as may be required by any Regulatory Body.

10.   Review and assess the adequacy of the Company’s Certificate of Incorporation and By-Laws and the charters of any committee of the Board (the “Governing Documents”) periodically in order to ensure compliance with any principles of corporate governance developed by the Committee and recommend to the Board any necessary modifications to the Governing Documents.

11.   To the extent required by any Regulatory Body or otherwise deemed advisable by the Committee, develop, implement, review and monitor a continuing education program for members of the Board.

Board Composition, Nominations and Shareholder Proposals

12.   Evaluate the current composition and organization of the Board and its committees in light of requirements established by any Regulatory Body or any other applicable statute, rule or regulation which the Committee deems relevant and make recommendations regarding the foregoing to the Board for approval.

13.   Review the composition and size of the Board in order to ensure that the Board is comprised of members reflecting the proper expertise, skills, attributes and personal and professional backgrounds for service as a director of the Company, as determined by the Committee.

14.   Evaluate the performance of current Board members proposed for reelection, and make recommendations to the Board regarding the appropriateness of members of the Board standing for reelection.

15.   Evaluate and, if deemed necessary, recommend the termination of Board membership of any director in accordance with the Code of Business Conduct and Ethics or any corporate governance principles adopted by the Board, for cause or for other appropriate reason.

16.   Review and recommend to the Board an appropriate course of action upon the resignation of current Board members, or any planned expansion of the Board, to help identify candidates to become members of the Board and review the qualifications, experience and fitness for service on the Board of any such candidates.

17.   Evaluate and recommend to the Board for selection Board members for assignment to serve on committees of the Board.

18.   Evaluate and recommend to the Board for selection a slate of nominees for election to the Board and review the qualifications, experience and fitness for service on the Board of any potential members of the Board.

19.   Review all shareholder proposals submitted to the Company (including any proposal relating to the nomination of a member of the Board) and the timeliness of the submission thereof and recommend to the Board appropriate action on each such proposal.

Conflicts of Interest

20.   Review all related party transactions, as required by any Regulatory Body, for potential conflict of interest situations on an ongoing basis and, if appropriate, approve such transactions.

21.   Evaluate any actual and potential conflicts of interest a Board member may have and issue to any Board member having an actual or potential conflict of interest recommendations on how to conduct him or herself in matters before the Board which may pertain to the conflict.

22.   To the extent deemed appropriate by the Committee, engage outside counsel, service providers and/or independent consultants to review or assist with any matter under its responsibility and approve the terms of engagement and fees of any outside counsel, service providers and/or independent consultants and terminate any such engagement if necessary.

23.   Take such other actions regarding the Company’s corporate governance that the Committee shall reasonably deem to be appropriate and in the best interests of the Company and its shareholders or as shall otherwise be required by any Regulatory Body.

Other

24.   Form and delegate authority to subcommittees where appropriate, including subcommittees consisting of one member.

25.   Engage outside advisors, including but not limited to, counsel, independent accounting consultants, search firms and/or other experts, as needed, to review any matter under its responsibility.

26.   Determine funding necessary for ordinary administrative expenses of the Committee and for compensation of any outside advisors to be engaged by the Committee and notify the Corporation of all such anticipated funding needs.

27.   Conduct or authorize others to conduct investigations into any matter within the scope of its responsibilities as it shall deem appropriate, including the authority to request any director, officer, employee or advisor of the Corporation to meet with the Committee.

D.   MEETINGS

The Committee shall meet as necessary, but at least twice each year, to enable it to fulfill its responsibilities and duties as set forth herein. The Committee may invite members of management or others to attend Committee meetings and provide pertinent information as the Committee may request on the issues being considered. Meetings can be called by the Chairperson of the Committee, or at the request of any member of the Committee or any member of the Board. At all Committee meetings, a majority of the then-current members of the Committee shall constitute a quorum. The Committee shall report its actions to the Board and keep written minutes of its meetings which shall be recorded and filed with the books and records of the Company.

E.   COMPENSATION

The compensation of the Committee members shall be as determined by the Board of Directors.

PROXY

ACUSPHERE, INC.

Proxy for Annual Meeting of Stockholders
June 8, 2006

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Acusphere, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 28, 2006, and hereby appoints Sherri C. Oberg and John F. Thero, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at the offices of Goodwin Procter LLP, 25th Floor, 53 State Street, Exchange Place, Boston, Massachusetts 02109 on June 8, 2006 at 9:00 a.m., local time, and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER WITH RESPECT TO THE ELECTION OF DIRECTOR, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” THE ELECTION OF DIRECTOR.

Address Changes/Comments:

(If you noted any Address Changes/Comments above,
please mark corresponding box on the reverse side.)

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

ACUSPHERE, INC.
C/O AMERICAN STOCK TRANSFER
6201 15th AVENUE
BROOKLYN, NY 11219

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

☒   Please mark votes as in this example.

ACUSPHERE, INC.

1.	To elect two members to the Board of Directors each to serve for a three year term as Class III Director:
	The Board of Directors recommends a vote FOR the Nominees:	For	Withheld
	(01) Frank Baldino, Jr.	☐	☐
	(02) Martyn Greenacre	☐	☐
2.	To ratify Deloitte & Touche LLP as independent registered public accounting firm for 2006.	For	Against	Abstain
	The Board of Directors recommends a vote FOR proposal 2.	☐	☐	☐
3.	To transact such other business as may properly come before the meeting and any adjournments thereof.
For address changes/comments, please check this box and write them on		Yes	No
the back where indicated		☐	☐
Please indicate if you plan to attend this meeting		Yes	No
		☐	☐

Please sign exactly as your name appears hereon. Joint owners must both sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized person.

Signature		Date	Signature		Date
	[PLEASE SIGN WITHIN BOX]			(Joint Owners)